                              Semi-Annual Report
                         January 31, 2001 (unaudited)


                              [GRAPHIC OF A GIRL]

                        Domini Social Equity Fund/SM/
                         Domini Social Bond Fund/SM/


                                [LOGO OF DOMINI]

                         The Way You Invest Matters/SM/

Table of Contents

Letter from the President............................................          2

Domini Social Equity Fund

Domini News..........................................................          6

Performance Commentary...............................................          8

Social Profiles......................................................         10

Domini Social Index Portfolio

Portfolio of Investments.............................................         21

Domini Social Bond Fund

Performance Commentary and Social Impact.............................         29

Portfolio of Investments.............................................         32

Domini Social Index Portfolio

Statement of Assets and Liabilities..................................         36

Statement of Operations..............................................         37

Statement of Changes in Net Assets...................................         38

Financial Highlights.................................................         38

Notes to Financial Statements........................................         39


Domini Social Equity Fund

Statement of Assets and Liabilities..................................         41

Statement of Operations..............................................         42

Statement of Changes in Net Assets...................................         43

Financial Highlights.................................................         44

Notes to Financial Statements........................................         45


Domini Social Bond Fund

Statement of Assets and Liabilities..................................         48

Statement of Operations..............................................         49

Statement of Changes in Net Assets...................................         50

Financial Highlights.................................................         51

Notes to Financial Statements........................................         52


For More Information................................................. Back cover

Letter from the President

Dear Fellow Shareholders:

The past six months have brought with them the first significant downturn in the stock market in more than a decade. At the same time, bond prices enjoyed a fairly steady rise. Both trends reflect a shift in basic economic conditions here in the United States.

This was the first time in years that the Domini Social Equity Fund's perfor-mance was below that of broad market averages. A number of factors contributed both to the sluggish stock market and to our own underperformance. The most im-portant contributing factor was that the outlook for the domestic economy is less clear now than at any time since 1992. In times of economic uncertainty, investors tend to prefer the relative safety of stocks in slower growing, ma-ture industries, many of which do not appeal to social investors because of their below-average environmental and labor profiles. One such industry, oil, did very well over the past six months. By contrast, the technology sector -- which social investors tend to find more appealing -- suffered its worst down-turn in years.

Debt markets did enjoy strength during the period. Investors seeking the rela-tive safety of bonds helped fuel demand. Interest rates were lowered in an ef-fort to stimulate economic growth. When interest rates drop, bond prices rise. We are pleased to report that the Domini Social Bond Fund benefited from these trends. In addition, steady asset growth in the bond fund has allowed us to continue to expand our support of community development financial institutions and the at-risk communities they serve.

Certain Stock Market Conditions Present Challenges to Socially Responsible Investors

Conditions in the stock market continue to be difficult. A bit of history might be informative. The Domini 400 Social Index SM (DSI 400), which the Domini So-cial Equity Fund (DSEF) replicates, was launched on May 1, 1990. For several months in 1990, the DSI 400 lagged behind the Standard & Poor's 500 as the na-tion prepared for the Gulf War. During that period, the manufacturers of weap-ons and multinational oil companies did well, but the stock market as a whole did not. Because socially responsible investors do not invest in weapons manu-facturers and largely avoid international oil companies, the DSI 400 was not "where the action was" in the market. In other words, external

                           Letter from the President

circumstances that conflict with socially responsible investors' approach are likely to take place from time to time and may adversely affect Fund perfor-mance. This, in fact, occurred again over the past few months.

Our social and environmental screens tend to lead us away from the materials-based industries of the past, such as big oil, and towards the information-based industries of the future. We believe these industries and companies offer significant social and environmental benefits, and we continue to have confi-dence in their long-term financial performance, despite the recent downturn in the technology sector.

In the United States, slowdowns in consumer spending, along with the lack of new orders from corporate customers, have led to a complete reevaluation of the future growth for the technology sector. We believe that such concerns may be overstated. While it is true that the United States has experienced a slowdown in consumer and corporate spending, the European Union is just now entering the Internet era. We believe that as increased European demand for Internet-related services and technology materializes, the technology sector will be better po-sitioned to regain the confidence of investors.

While technology faltered, higher oil prices led to strong performance for the large international oil companies over these past few months. Our social and environmental screens tend to exclude these companies, due to their generally weak environmental records, as well as significant human rights concerns. There is widespread belief, on Wall Street at least, that the price of oil will stay high while efforts to impose environmental standards will be relaxed, poten-tially saving these companies billions of dollars in regulatory costs. However, the price of oil is unlikely to double again over the next few years, as it has in the recent past.

Cleaner Energy

Meanwhile, we believe that high oil prices will lead to improved prospects for alternative energy producers. As financial incentives to save energy and to find alternatives to a petroleum-based energy system emerge, many companies of particular interest to social investors should benefit. The higher price of oil

                           Letter from the President

should also lead to price increases for agricultural chemicals, conferring eco- nomic advantages to organic farmers. Because of our long-term focus on sustainable energy and environmental protection, we will continue to seek out companies that are providing cleaner, renewable sources of energy, and, recent performance notwithstanding, will continue to avoid what we consider to be the industries of the past.

In this semi-annual report we have chosen to profile several companies that provide us with cleaner energy. Over the almost ten years since the Domini So-cial Equity Fund commenced operations, more social investors seem to have re-jected the notion of buying the "better" large oil companies, preferring to avoid them entirely. Simultaneously, natural gas producers and alternative fuel companies have been sought out. We have endeavored to reflect these trends in our maintenance of the portfolio and this report shares the results with you.

U.S. Economic Outlook

The collapse of technology stocks has caused Wall Street to pause and evaluate the outlook for the U.S. economy. Many argue that tax cuts will stimulate spending, and therefore economic growth. Others argue that lowering interest rates or the price of oil will have the same effect. But the fundamental driver to the domestic economy has been, for several decades now, the ability of a majority of our population to make discretionary purchases.

Grassroots community organizers, local soup kitchens and even national service organizations tell us that the alarming spread of poverty has been all too well hidden. We live segregated lives, avoid traveling into decimated cities, and calculate the minimum living wage by grossly outdated means. Until a na-tional effort to address poverty emerges, income disparities will continue to threaten the future economic well-being of the nation. As investors, however, we cannot wait for that effort to materialize. We must do what we can to cre-ate lasting solutions to poverty now.

Human dignity and environmental sustainability remain the twin goals ofsocially responsible investors. We at Domini Social Investments will con-tinue to purchase more responsible companies by screening, to be more respon-sible

                           Letter from the President

shareholders by speaking out on the issues and to be more responsible neighbors by supporting community development financial institutions. We believe that in this way, we enable our shareholders to make a difference. Thank you for your investment and for your support of socially responsible investing.

Very truly yours,

/s/ Amy Domini

Amy Domini
amy@domini.com


Past performance is no guarantee of future results. The Domini Social Equity Fund and Domini Social Bond Fund are not insured and are subject to market risks. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate. You may lose money. The Domini Social Bond Fund's community development investments may be unrated and carry greater credit risks than the Fund's other holdings. The Domini 400 Social In-dex is an index. You cannot invest directly in an Index. Unlike other mutual funds, the Domini Social Equity Fund invests all of its investable assets in the Domini Social Index Portfolio, a separate portfolio with an identical in-vestment objective. This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor.

Domini 400 SM, Domini Social Index SM, and Domini 400 Social Index SM are serv-ice marks of Kinder, Lydenberg, Domini & Co., Inc. ("KLD") which are used under license. KLD is the owner of the Domini 400 Social Index SM (the "Domini Social Index"). KLD determines the composition of the Domini Social Index but is not the manager of the Domini Social Index Portfolio, the Domini Social Equity Fund, or the Domini Institutional Social Equity Fund. 03/01

Domini News



Wal-Mart Stores Removed from the Domini Social Equity Fund Portfolio

On February 1, 2001, our social researchers at Kinder, Lydenberg, Domini & Co. ("KLD") removed Wal-Mart from the Domini 400 Social IndexSM (DSI 400). Because the Domini Social Equity Fund seeks to replicate the composition of the DSI 400, we removed Wal-Mart from our portfolio as well. KLD removed Wal-Mart from the DSI 400 because of ongoing concerns regarding the company's labor and hu-man rights policies abroad, and other issues of concern to the socially re-sponsible investment community.

Wal-Mart was included in the DSI 400 in 1990 when the Index was launched. At that time, under the direction of founder Sam Walton, Wal-Mart was a regional company with a policy that had great appeal to socially responsible invest-ors--every day low prices. Over the next ten years, however, Wal-Mart grew into the largest retailer in the world and found itself at the center of nu-merous controversies.

We have been closely monitoring Wal-Mart's social and environmental policies and practices and have sought to address these issues through engagement. Last year, we were part of a coalition of investors affiliated with the Interfaith Center on Corporate Responsibility ("ICCR") that approached company management on a wide range of issues, from Wal-Mart's diversity record to its impact on small towns. We filed a shareholder resolution addressing Wal-Mart's standards for its overseas factories and, in previous years, joined ICCR in filing reso-lutions on diversity issues.

We also heard from many of our shareholders, who questioned Wal-Mart's social and environmental record and its continued inclusion in the Domini Social Eq-uity Fund's portfolio. These letters and emails were an important indication that Wal-Mart no longer meets baseline criteria accepted by the social invest-ment community.

Although there are various areas of concern in Wal-Mart's social profile, the primary reason for Wal-Mart's removal from the DSI 400 was the company's failure to implement an independent third party monitoring program to ensure that its overseas vendors and contract suppliers are meeting basic labor and human rights standards. Last year, Wal-Mart was in dialogue with ICCR about the possibility of pursuing an independent monitoring pilot project. In a

                    Domini Social Equity Fund -- Domini News

Business Week article last October exposing sub-par working conditions in Chinese factories sourcing for Wal-Mart, company management indicated that it might go forward with this project. Shortly thereafter, the company quietly notified ICCR that it had decided to reject the idea. It is our opinion that this was a strong indication that Wal-Mart was not taking its responsibility to address these issues seriously.

In 1995, The Gap became the first company to implement an independent monitor-ing project, in Central America. The company has since expanded this program to other areas. Since then, other firms, such as Liz Claiborne and Reebok have ex-perimented with the use of independent monitors and public reporting. This is-sue has been a significant focus of our shareholder activism program. We are currently in dialogue with Walt Disney Co, Nordstrom, The Gap, and McDonald's on this issue, and filed shareholder resolutions with Sears, Roebuck and Cooper Industries.

In our view, the use of truly independent monitors, such as community-based hu-man rights or religious groups, combined with public reporting, is the most re-liable way to ensure that workers' voices are being heard and that their needs are being met. Although the use of truly independent monitors is rare, we be-lieve that Wal-Mart bears a greater responsibility to exhibit leadership in this area, because Wal-Mart is the dominant market leader. A small step forward by this company would have ripple effects throughout the world.

Once a company has been removed from the DSI 400 for social reasons, KLD will not consider returning that company to the Index until a period of two years has passed, and there have been notable improvements in its social profile. We sincerely hope that this will be the case with Wal-Mart.

-----------
The Domini 400 Social Index is an index. You cannot invest directly in an In-dex. Unlike other mutual funds, the Domini Social Equity Fund invests all of its investable assets in the Domini Social Index Portfolio ("DSIP"), a separate portfolio with an identical investment objective. As of January 31, 2001, the companies mentioned above represented the following percentages of the DSIP:
Wal-Mart Stores: 3.87%, Walt Disney Co.: 0.97%, Nordstrom: 0.04%, The Gap:
0.42%, McDonald's: 0.59%, Sears, Roebuck: 0.20%, Cooper Industries: 0.06%, Liz Claiborne, Inc.: 0.03%, Reebok Int'l Ltd: 0.01%. The composition of the DSIP is subject to change.

Domini 400 SM, Domini Social Index SM, and Domini 400 Social Index SM are serv-ice marks of Kinder, Lydenberg, Domini & Co., Inc. ("KLD") which are used under license. KLD is the owner of the Domini 400 Social Index SM (the "Domini Social Index"). KLD determines the composition of the Domini Social Index but is not the manager of the Domini Social Index Portfolio, the Domini Social Equity Fund, or the Domini Institutional Social Equity Fund.

This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor (DSILD) . 03/01

Domini Social Equity Fund --
Performance Commentary

Domini Social Equity Fund--Performance Commentary

For the six months ended January 31, 2001, the Domini Social Equity Fund re-turned -7.08%, while the Standard & Poor's 500 Index returned -3.98%.

These past six months were a difficult period for U.S. equity investors, as nu-merous U.S. equity indices experienced negative total returns. Exempted from the otherwise common distress were several value indices, including the S&P500 Value Index and the Russell 1000 Value Index, which posted positive returns over the period.

The much-publicized distress in the technology sector was a significant con-tributor to the overall weakness in the equity markets. The Fund's greater ex-posure to certain technology companies contributed to its underperformance rel-ative to the S&P 500 Index. In particular, the Fund's heavier concentration in two of the worst performing companies, Cisco Systems and Intel, had a negative impact on its return for the period. In addition, the Fund's relative underex-posure to industries that fared better during the last six months -- such as energy -- detracted from its comparative return relative to the S&P 500.

On a brighter note, not all industries shared the pain experienced by technol-ogy companies. Many industries posted solid, positive returns for the past six months. For example, a considerable number of the financial stocks held by the Fund fared well over the period, such as Suntrust Banks, Fannie Mae, and Fed-eral Home Loan Mortgage Company.

The following is a list of the ten largest holdings of the Domini Social Index Portfolio as of January 31, 2001:

                                    [GRAPH]

                                                 % of
Company                                        Portfolio
Microsoft Corporation  .......................   4.90%
Cisco Systems, Inc.  .........................   4.01%
Wal-Mart Stores, Inc.*  ......................   3.87%
Intel Corporation  ...........................   3.78%
AOL Time Warner, Inc.  .......................   3.32%
American International Group, Inc.  ..........   3.00%
Merck & Co., Inc.  ...........................   2.89%
EMC Corporation  .............................   2.53%
SBC Communications Inc.  .....................   2.50%
Verizon Communications  ......................   2.26%



*  Removed Feb. 1, 2001. See page 6 for more information.

              Domini Social Equity Fund -- Performance Commentary


Average Annual Total Return/1/


                           As of 12-31-00                  As of 1-31-01

                                         Since                          Since
                    1 Year    5 Year   Inception    1 Year    5 Year  Inception
                                        (6/3/91)                       (6/3/91)

Domini Social
Equity Fund        -15.05%    18.08%     15.57%     -6.19%    18.42%    15.93%
S&P 500             -9.11%    18.33%     16.07%     -0.90%    18.35%    16.33%


Comparison of $10,000 Investment in the
Domini Social Equity Fund and S&P 500/1/



                                    [GRAPH]
                        Domini Social Equity Fund/2/           S&P 500
6/30/91                                 10                          10
10/30/91                          10.59134                    10.67656
1/31/92                           11.26964                    11.20443
4/30/92                           11.26964                    11.45136
7/31/92                           11.80416                     11.8094
10/31/92                           12.2204                    11.74513
1/31/93                           12.89376                    12.39685
4/30/93                           12.62491                    12.52083
7/31/93                           12.96598                     12.8416
10/31/93                           13.6461                    13.50023
1/31/94                           13.94968                    13.99337
4/30/94                            13.2057                    13.18614
7/31/94                           13.36719                    13.50288
10/31/94                          13.85207                    14.02062
1/31/95                           13.97643                    14.05953
4/30/95                           15.20832                    15.47674
7/31/95                           16.72338                    17.01578
10/31/95                          17.41034                     17.7157
1/31/96                           18.85141                    19.49132
4/30/96                           19.48813                     20.1598
7/31/96                           19.08306                    19.83869
10/31/96                          21.20848                    21.98457
1/31/97                            23.9672                    24.63018
4/30/97                           24.76304                    25.21475
7/31/97                           29.38935                    30.15839
10/31/97                          28.15276                    29.05176
1/31/98                           30.95879                      31.248
2/28/98                             33.252                      33.493
3/31/98                              34.63                      35.212
4/30/98                             34.815                      35.579
5/31/98                             34.167                      34.959
6/30/98                             35.927                      36.379
7/31/98                              35.73                      35.992
8/31/98                             30.451                      30.781
9/30/98                             32.396                      32.753
10/31/98                            35.221                      35.417
11/30/98                            37.525                      37.564
12/31/98                            40.372                      39.728
1/31/99                             42.871                      41.389
2/28/99                             40.947                      40.103
3/31/99                             42.273                      41.708
4/30/99                             43.294                      43.323
5/31/99                              42.32                        42.3
6/30/99                             45.009                      44.648
7/31/99                             43.683                      43.254
8/31/99                             43.554                      43.038
9/30/99                             42.145                      41.858
10/31/99                            44.975                      44.507
11/30/99                            46.653                      45.411
12/31/99                            49.506                      48.086
1/31/00                             46.799                       45.67

2/2000                              46.161                      44.806
3/2000                              50.853                      49.189
4/2000                              48.548                      47.709
5/2000                              46.516                       46.73
6/2000                               48.17                      47.882
7/2000                              47.248                      47.134
8/2000                              48.903                      50.061
9/2000                              45.783                      47.418
10/2000                             46.303                      47.217
11/2000                             42.699                      43.495
12/2000                             42.054                      43.708
1/2001                              43.903                      45.259

1 Past performance is no guarantee of future results. Total Return for the Domini Social Equity Fund is based on the Fund's net asset values and assumes all dividends and capital gains were reinvested. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate. You may lose money. The Standard & Poor's (S&P) 500 Index is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500 Index. This chart comprises actual mutual fund performance after all expenses. The Fund waived certain fees during the period and the Fund's average annual total returns would have been lower had these not been waived. This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor. 03/01
2 The Fund began investing in the stocks comprising the Domini 400 Social Index on June 3, 1991. The above chart begins on June 30, 1991.

Domini Social Equity Fund --
Social Profiles


Alternative Energy

As worldwide concerns about the unpredictable dangers of climate change in-crease, the search for alternatives to the fossil fuels on which our world economy so heavily depends becomes more and more important. Petroleum products (mainly gasoline and oil) and coal are used throughout the developed world to fuel transportation, electricity generation, industrial power needs, and house-hold heating. Yet these two fuels, more than any others, are the primary source of those carbon dioxide emissions that are at the root of global warming.

Among the alternatives to coal and oil are natural gas, hydroelectric power, wind power, and solar power. None of these alternatives are without their envi-ronmental drawbacks, however. Nuclear power, portrayed by some as a clean al-ternative to fossil fuels, produces no air emissions, but possesses a series of overwhelming social and environmental risks that, we believe, justify its ex-clusion from our portfolio.

We hope that the following social profiles of companies in the Domini Social Equity Fund's portfolio gives you a greater understanding of how our portfolio has been structured to respond to these emerging issues. Special thanks to our social researchers at Kinder, Lydenberg, Domini & Co. (KLD) who provided in-valuable assistance in the preparation of this section.

AstroPower, Inc., one of the very few publicly traded "pure plays" in alterna-tive energy, was added to our portfolio last year. AstroPower is on the leading edge of the development of the crucial element in the production of solar ener-gy, the photovoltaic cell. The firm develops, manufactures, and markets photo-voltaic solar cells, modules, and panels for generating solar power. The com-pany has a proprietary technology for the manufacture of silicon wafer chips through continuous production of thin silicon film.



Ticker: APWR  Website: www.astropower.com

Market Capitalization: $424M

Percentage of Domini Social Index Portfolio (DSIP): 0.01%




Solar energy holds the greatest promise as a viable alternative to fossil fu-els. Its environmental drawbacks are apparently few and its potential applica-bility is

                  Domini Social Equity Fund -- Social Profiles

great. As technology advances, the economies of solar power are gradually be-coming more attractive. By the late 1990s, for remote, sparsely populated re-gions, solar sources were more economical than the traditional electric gridwork hooked to coal- or oil-fired power plants. However, the cost of elec-tricity generated from solar is still far from competitive in most moderately and heavily populated regions of the developed world.

In late 1998, AstroPower received two research contracts from the U.S. Depart-ment of Energy for additional research on photovoltaic manufacturing technolo-gies and on the assembly of solar energy modules from solar cells. Through a joint venture with GPU International, the company plans to market roof-top so-lar panels in the U.S.

In 1999 AstroPower told KLD that it conducts regular environmental audits, ei-ther monthly or quarterly, depending upon the manufacturing process involved. Among its environmentally progressive manufacturing practices is the use of silicon wafers discarded by the computer chip industry, which it recycles for use in its products. It is the company's policy to recycle "whenever possible."

The company reports that it gives cash bonuses to employees when it achieves certain financial goals. In Fiscal Year ("FY") 1999 a total of $225,000 in bo-nuses was distributed to all employees. The firm gives at least 100 stock op-tions to every employee when he or she is hired. In addition, the company grants additional options to each employee after every five years of employment at the firm.

Unfortunately, few large publicly traded U.S. companies have made substantial investments in alternative energy. Enron Corp. is one such company. Although the firm derives a majority of its revenues from natural gas, it has made sig-nificant investments in cogeneration facilities and is a leader in the develop-ment of windpower. The firm has also been a significant player in the solar en-ergy market, but recently made a strategic shift to windpower and sold its in-terest in Amoco/Enron Solar.


Ticker: ENE     Website: www.enron.com

Market Capitalization: $59B

Percentage of Domini Social Index Portfolio (DSIP): 0.90%

                 Domini Social Equity Fund -- Social Profiles


Companies involved in the exploration and production of fossil fuels, includ-ing natural gas, tend to face significant overseas controversies, as well as land use controversies. Although Enron possesses a broad range of social and environmental positives, it remains a controversial company. This year, we filed a shareholder resolution to encourage Enron to develop comprehensive policies to guide its interactions with indigenous peoples, and reduce its im-pact on biodiversity. This action was prompted by Enron's participation in the Cuiaba pipeline project in Bolivia, and by the opposition of local indigenous communities to potential development of wind energy projects on sacred land in Washington state. Enron has been willing to engage in dialogue on these issues with our shareholder coalition. The coalition is lead by the Solidago Founda-tion, Progressive Asset Management, Friends of the Earth and the Indigenous Environmental Network.

Natural Gas

Natural gas is a fossil fuel that offers substantial environmental advantages over more traditional fossil fuels, such as coal and oil. For example, when used in current combustion technology for electric power, natural gas creates approximately one half less carbon dioxide, 70% less nitrogen oxides, and 60% less thermal pollution (hot water discharged to natural water bodies) than oil or coal. In addition, there is almost no sulfur dioxide emissions or combus-tion waste, such as coal ash. Sulfur dioxide and nitrogen oxides are responsi-ble for acid rain and other air pollution problems. Coal ash and air emissions from coal or oil combustion also contain much higher levels of hazardous pol-lutants, such as lead, mercury, and cadmium.

Natural gas, however, is a fossil fuel and is not without its environmental drawbacks. It is generally viewed as a "transitional" fuel on the road to more sustainable alternatives, such as solar energy. There are five significant stages in the "lifecycle" of natural gas: extraction, processing, transporta-tion, distribution, and final use. Despite its problems, most environmental groups agree that natural gas is less environmentally harmful than other fos-sil fuels in all five segments.

In the current market, it is extremely difficult to find profitable domestic companies that are exclusively focused on providing cleaner alternatives such as solar or windpower. While we will continue to look for these companies, our environ-

                 Domini Social Equity Fund -- Social Profiles

mental screens have led us to focus primarily on natural gas companies. The Domini 400 Social Index SM currently includes 27 companies that derive a ma-jority of revenues from natural gas, including 5 natural gas exploration and production companies, 4 natural gas transportation companies, and 18 natural gas distribution utilities.

The following brief social profiles of natural gas companies in our portfolio have been organized to take you through the various stages of the natural gas life-cycle, from exploration and production, through distribution, to the utilities that provide power to consumers. All of these firms derive the ma-jority of their revenues from the sale or distribution of natural gas.

Mitchell Energy and Development is among the nation's largest independent pro-ducers of natural gas and natural gas liquids (NGLs). The company finds, de-velops and produces natural gas and oil, primarily onshore in Texas, and en-hances the value of these assets through its gas gathering, processing and marketing operations.



Ticker: MND        Website: www.mitchellenergy.com

Market Capitalization: $2.48B

Percentage of Domini Social Index Portfolio (DSIP): 0.04%




In 1972 the company's CEO, George Mitchell, founded the Center for Global Studies, a university-coordinated program focusing on sustainable development through studies of resource constraints, economic growth, and environmental quality. In 1999 Mitchell used an idle production platform to create an arti-ficial reef off the coast of Galveston, TX, and contributed $300,000 towards its maintenance. The Texas Parks and Wildlife department commended the project and the reef has become a breeding ground for local fish. Since 1991, the company has created 45 acres of marsh habitat in the Aransas National Wildlife Refuge for the endangered whooping crane.

                  Domini Social Equity Fund -- Social Profiles


EOG Resources, Inc., derives nearly 80% of its revenues from the exploration, production and marketing of natural gas.



Ticker: EOG           Website: www.eogresources.com

Market Capitalization: $5.1B

Percentage of Domini Social Index Portfolio (DSIP): 0.08%




In July 2000, the U.S. Bureau of Land Management (BLM) gave EOG and one of its employees a Legacy of the Land Award. The award recognizes "extraordinary con-tributions to the stewardship of public lands." According to the BLM, the em-ployee and EOG prevented substantial soil erosion, maintained crucial winter wildlife habitat, and went beyond legal requirements for reclaiming public lands at the firm's Big Piney, Wyoming operations.

The company offers health and other benefits coverage to same-sex domestic partners of its employees, and stock options to substantially all of its em-ployees at the point of hire.*

Kinder Morgan, Inc. (KMI)**, based in Houston, TX is one of the largest mid-stream energy companies in America, operating more than 30,000 miles of natural gas and product pipelines in 26 states. "Midstream"natural gas companies are companies involved in the transmission and marketing of natural gas, operating as intermediaries between firms involved in the exploration and production of natural gas, and the utilities.



Ticker: KMI              Website: www.kne.com

Market Capitalization: $6.2B

Percentage of Domini Social Index Portfolio (DSIP): 0.09%




KMI stands out in its industry for the company's emphasis on diversity in its workforce, and its generous employee benefits program. The firm has one
-----------
*We note that there are no women on the company's five-member board of direc-tors or among the company's five senior line executives. Members of the Inter-faith Center on Corporate Responsibility have filed a shareholder resolution on this issue this proxy season, which we will vote to support.

**Kinder, Lydenberg, Domini & Co, Inc. is in not associated in any way with Kinder Morgan, Inc.

                  Domini Social Equity Fund -- Social Profiles

woman in a senior line executive position, Deborah A. McDonald, who is presi-dent of the KMI's Natural Gas Pipeline Company of America (NGPL) subsidiary.

In its unusually liberal employee benefits package the company offers 12 weeks of paid maternity leave (exceeding the federal government's requirement of 12 weeks of unpaid leave), an indefinite number of weeks of unpaid paternity leave, flexible hours, pre-tax set asides and time-off for adoption and elder care and health and other benefits coverage to same-sex domestic partners of its employees. The firm offers stock options to all employees at point of hire, and a cash profit sharing program that has paid out every year since 1997.

WGL Holdings, formerly known as Washington Gas and Light Company, is a public utility that distributes natural gas in metropolitan Washington, D.C., and in the surrounding suburbs in Maryland and Virginia.



Ticker: WGL   Website: www.washgas.com

Market Capitalization: $1.3B

Percentage of Domini Social Index Portfolio (DSIP): 0.02%




In 1998, James DeGraffenreidt, Jr., who is African-American, became chief exec-utive officer of the company and chair of the board of directors. In addition, four members of the company's nine-member board of directors are either women or minorities.

WGL, like other natural gas distribution companies, promotes the use of com-pressed natural gas in vehicles within its service territory. It has converted 307 vehicles in its fleet to natural gas.

As with many natural gas companies, WGL has environmental liabilities for for-mer manufactured gas plants. In 1996 WGL worked with the Environmental Protec-tion Agency and the National Parks Service to develop environmental remediation microbe technology to aid in the cleanup of manufactured gas sites. In 1999 the company announced plans to restore the site of a former manufactured gas plant in southeast Washington, D.C., as a brownfield site.

                 Domini Social Equity Fund -- Social Profiles

This will permit its development as a commercial site and will aid the devel-opment of an underdeveloped area of the city.


EPA Natural Gas STAR Program

The primary component of natural gas is methane, a potent greenhouse gas. Although carbon dioxide emissions from traditional fossil fuel combustion still overwhelm the overall greenhouse gas contributions to global warming, natural gas system leaks account for approximately 20% of anthropogenic methane released to the atmosphere. The Natural Gas STAR Program is a partnership between the EPA and 47 companies to develop cost-effective technologies and management systems to reduce methane emissions. According to the EPA, by mid-1998, this partnership had prevented the release of roughly 50 billion cubic feet (Bcf) of methane, worth approximately $100 million. Enron Corp., KeySpan Corporation, MCN Energy, and WGL Holdings are members of this voluntary partnership.



In the 1990's, the District of Columbia Chamber of Commerce named the company the "business-of-the-year" numerous times for its involvement in the communi-ty. Programs cited include the company's financial support of the Healthy Ba-bies Project, providing health care access to at-risk expectant mothers; help-ing the Where Eagles Fly program raise funds to produce a theater production for Black History Month; and giving financial support for scholarships and unique educational programs, including adopt-a-school programs and field trip sponsorship. Since 1986, the firm has made an annual donation of $16,000 in scholarships for college-bound high school seniors to study business or sci-ence. The company has also contributed more than $30,000 to the Hispanic Col-lege Fund. The company offers discounts to low-income residents in Washington, D.C., through the Washington Area Fuel Fund (WAFF), which is administered by the Salvation Army.

In 1992, KeySpan Corporation opened the first public natural-gas refueling station in New York State along with Mobil Corporation.



Ticker: KSE           Website: www.keyspanenergy.com

Market Capitalization: $5.1B

Percentage of Domini Social Index Portfolio (DSIP): 0.08%

                  Domini Social Equity Fund -- Social Profiles


In 1999, KeySpan reported that it was very active in promoting the use of fuel cells through experimental use on several buildings in New York City and the NASDAQ sign over Times Square. With the help of GE MicroGen, KeySpan is testing new fuel cell technology in residential and small business applications on Long Island.


Fuel Cells

Fuel Cells offer significant environmental advantages because they have the potential to be a greenhouse-emission-free source of energy that can be put to a variety of uses, from vehicles, to home heating and cooling systems, to large industrial generators. Fuel cells run on hydrogen, which when electrochemically combined with oxygen, produces electricity, heat, and water vapor. Hydrogen can be created in the fuel cell itself from common fossil fuels such as natural gas, methanol, and petroleum. While a fuel cell's conversion of gasoline and natural gas into hydrogen creates some carbon dioxide (a greenhouse gas), the technology creates far fewer emissions than combustion. When pure hydrogen is used as the fuel, the technology emits no greenhouse gases.

Fuel cells powering stationary energy and climate control systems for buildings are already available. The technology's commercial availability in vehicles, however, is not expected for five to 10 years. Challenges to introducing fuel-cell-powered vehicles involve reducing the costs of production and creation of a fueling infrastructure.



KeySpan is also notable for its support of affordable housing. KeySpan has in-vested $15.8 million since 1998 in community development activities through its Area Development Fund (ADF). The ADF invests, through loans, in a variety of community development activities that focus on affordable housing but also in-clude small business loans to encourage economic development in its lending areas. In June 1999, the company told KLD that the fund currently totals
$9 million. Through the ADF, the company is an ongoing investor in the New York Equity Fund, a public/private affordable housing partnership sponsored by the Local Initiatives Support Corporation. KeySpan reported that in FY 1997, it committed $1 million to the New York Equity Fund.

In 1990 the company became a founding shareholder (through a $100,000 invest-ment) in the Community Capital Bank of Brooklyn, a community development bank. KeySpan has since participated in several loans with the bank and maintains its initial stake in the bank.

                  Domini Social Equity Fund -- Social Profiles


NiSource, Inc. provides natural gas, electricity, and water services for mar-kets in Indiana, Texas, Louisiana, Massachusetts, New Hampshire and Maine. The company is also involved in power generation and other energy businesses, in-cluding natural gas fueled cogeneration projects. The company's pipeline net-work operates from the Gulf of Mexico to the eastern seaboard. Its five distri-bution subsidiaries serve customers in parts of Ohio, Pennsylvania, Virginia, Kentucky, and Maryland.



Ticker: NI              Website: www.nisource.com

Market Capitalization: $5.48B

Percentage of Domini Social Index Portfolio (DSIP): 0.08%




NiSource maintains a fleet of 346 natural gas vehicles, and provides natural gas refueling services. The company participates in the Department of Energy's Clean Cities program to expand use of alternative fuels.

NiSource's subsidiaries provide environmentally beneficial products or servic-es. For example, the company's EnergyUSA subsidiary is developing a fuel cell system to provide heat, air conditioning, and electricity for homes and small businesses. While in the pilot phase, this project may lead to wider implemen-tation with significant environmental benefits.

The company's Primary Energy subsidiary constructs power plants and provides contracting services for industrial power needs. Several of Primary Energy's projects used waste heat through cogeneration or other environmentally benefi-cial processes to significantly increase power efficiency. In September 2000, Pri-mary Energy was chosen to receive a Governor's Award for Excellence in Pollu-tion Prevention for its cogeneration projects.

NiSource has nineteen facilities registered to the ISO 14001 environmental management system standard. The 14001 certification series addresses environ-mental quality management issues. While this standard does not guarantee envi-ronmental performance, certifying to the ISO 14000 guidelines indicates a com-mitment by the company to third party auditing, goal-setting, corrective ac-tion, management review, and documentation. Registration of nineteen facilities is a noteworthy commitment among utility companies that KLD follows.

                 Domini Social Equity Fund -- Social Profiles


NiSource has been noted for its use of innovative pollution control technolo-gy. The R. M. Schahfer plant recycles its waste product from sulfur dioxide scrubbing by selling it to a gypsum wallboard manufacturer.

NiSource established the Environmental Challenge Fund, a non-profit organiza-tion designed to promote environmental restoration and protection in the serv-ice territories of NiSource subsidiaries. The company donates all overhead ex-penses. The firm was awarded the National Great Blue Heron Award for its con-servation and wetland restoration efforts. The company enrolled eight proper-ties (369 acres) for wildlife habitat classification, and donated another five properties (748 acres) to be used as wildlife buffer zones around facilities.

The company also donates to the Northwest Indiana Brownfield Redevelopment Project, a non-profit community organization that promotes development and remediation in urban environments around East Chicago, Gary, and Hammond.

MCN Energy Group, Inc. is a diversified energy company that is involved in natural gas distribution through its subsidiary, Michigan Consolidated Gas Company (MichCon); marketing, power generation, natural gas exploration, and processing through MCN Energy Enterprises.



Ticker: MCN             Website: www.mcnenergy.com

Market Capitalization: $2.40B

Percentage of Domini Social Index Portfolio (DSIP): 0.04%




MCN has one of the strongest social profiles in its class. Its social profile details an impressive commitment to the community and diversity, and a strong environmental record relative to its peers in the natural gas industry with significant transmission and distribution operations.

The company provides employees with a 50% subsidy for sick child care ex-penses, resource and referral services for child and elder care, flexible ben-efits with a dependent care option, access to a nearby child care facility, and beepers for husbands of wives about to give birth. The company also makes flexible working schedules available to working parents. As part of its corpo-rate performance and quality programs, all employees are eligible for bonus awards of up to 4% of salary in stock or cash.

                  Domini Social Equity Fund -- Social Profiles


In FY 1999, MichCon placed approximately 15 % ($23.7 million) of its total sub-contracting for goods and services with women-owned and minority-owned compa-nies. The company publicly set a goal of 20% total subcontracting in FY 2000. In 1996, the company set up a supplier diversity council consisting of MichCon senior staff and outside business owners. Through 1997, the council worked on setting up a supplier diversity program.

In 1999 the company donated $3.1 million (approximately 2% of Net Earnings Be-fore Taxes, a significant percentage) in cash gifts to charity. The company makes its charitable contributions through the MichCon Foundation.

The MichCon Foundation is set up to donate approximately $1.5 million annually from its endowment. The company makes grants to organizations within its serv-ice area, primarily in Michigan. In March 2000, MichCon donated an 11-acre par-cel next to one of its downtown facilities in Grand Rapids. The land (valued at approximately $1 million), in addition to $250,000 in direct funding, was given to Grand Rapids Community College to set up technical education facilities. The Detroit Zoo received $750,000 to build an amphibian conservation center. The foundation has also given to neighborhood revitalization efforts, including $250,000 to Focus: HOPE, and donations to the Cass Corridor Neighborhood Devel-opment Coalition, and various shelters and neighborhood programs.
-----------
Unlike other mutual funds, the Domini Social Equity Fund seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio with an identical investment objective called the Domini Social Index Portfolio ("DSIP"). All data is current as of January 31, 2001. The composition of the DSIP is subject to change. The preceding profiles should not be deemed an offer to sell or a solicitation of an offer to buy the stock of any of the companies noted, or a recommendation concerning the merits of any of these com-panies as an investment. This material must be accompanied or preceded by the Fund's current prospectus. DSIL Investment Services LLC, Distributor.

Domini 400SM, Domini Social IndexSM, and Domini 400 Social IndexSM are service marks of Kinder, Lydenberg, Domini & Co., Inc. ("KLD") which are used under li-cense. KLD is the owner of the Domini 400 Social IndexSM (the "Domini Social Index"). KLD determines the composition of the Domini Social Index but is not the manager of the Domini Social Index Portfolio, the Domini Social Equity Fund, or the Domini Institutional Social Equity Fund.

Certain portions of these social profiles are copyright (c) 2001 by KLD and are reprinted here by permission. 03/01

Domini Social Index Portfolio

Portfolio of Investments

January 31, 2001 (unaudited)

Issuer                                                    Shares     Value
------                                                    ------     -----

Basic Materials -- 0.7%
Air Products & Chemicals, Inc. .......................... 66,500 $    2,511,705
Bemis Company, Inc. ..................................... 15,400        508,354
Cabot Corporation........................................ 19,200        619,200
Calgon Carbon Corporation................................ 11,300         72,885
Caraustar Industries, Inc. ..............................  7,600         92,150
Ecolab Inc. ............................................. 36,800      1,529,040
Fuller (H.B.) Company....................................  4,100        158,619
IMCO Recycling Inc. .....................................  4,500         20,700
Mead Corporation......................................... 29,400        892,290
Minerals Technologies Inc. ..............................  5,900        206,972
Nucor Corporation........................................ 23,550        974,970
Praxair, Inc. ........................................... 46,000      2,039,180
Ryerson Tull, Inc. ......................................  7,200         69,336
Sigma-Aldrich Corporation................................ 24,700        978,738
Sonoco Products Company.................................. 28,845        668,627
Stillwater Mining Company (b)............................ 11,200        439,040
Westvaco Corporation..................................... 29,200        785,188
Worthington Industries, Inc. ............................ 25,100        240,960
                                                                 --------------
                                                                     12,807,954
                                                                 --------------
Capital Goods -- 2.4%
American Power Conversion (b)............................ 56,400        923,550
Ault Inc. (b)............................................  1,300          9,913
Avery Dennison Corporation............................... 32,300      1,751,306
Baldor Electric Company..................................  9,800        213,836
Brady Corporation........................................  6,100        226,310
CLARCOR Inc. ............................................  6,950        162,630
Cooper Industries, Inc. ................................. 27,000      1,212,030
Cross (A.T.) Company (b).................................  4,400         23,540

Issuer                                                   Shares      Value
------                                                   ------      -----

Capital Goods -- Continued
Crown Cork & Seal Company, Inc. ........................  36,500 $      308,425
Cummins Engine Company, Inc. ...........................  12,000        450,240
Deere & Company.........................................  67,400      2,892,808
Dionex Corporation (b)..................................   6,400        217,600
Donaldson Company, Inc. ................................  13,100        365,490
Emerson Electric Company................................ 123,800      9,408,800
Fastenal Company (b)....................................  11,000        622,188
Graco Inc. .............................................   5,875        221,899
Granite Construction Incorporated.......................   7,950        235,400
Herman Miller, Inc. ....................................  22,800        652,650
HON Industries Inc. ....................................  17,500        437,500
Hubbell Incorporated....................................  14,360        411,127
Hunt Corporation........................................   3,000         16,800
Hutchinson Technology Incorporated (b)..................   7,200        117,000
Illinois Tool Works Inc. ...............................  87,100      5,705,050
Ionics, Inc. (b)........................................   4,700        135,830
Isco, Inc. (b)..........................................   1,600         10,400
Lawson Products, Inc. ..................................   2,800         74,900
Leggett & Platt, Incorporated...........................  56,900      1,194,900
Merix Corporation (b)...................................   3,950         62,706
Milacron Inc. ..........................................   9,800        180,222
Millipore Corporation...................................  13,400        743,700
Molex Incorporated......................................  28,646      1,244,311
Moore Corporation.......................................  25,700        131,070
National Service Industries, Inc. ......................  11,900        299,880
New England Business Service, Inc. .....................   3,900         80,535
Nordson Corporation.....................................   9,400        274,950
Osmonics Inc. (b).......................................   4,100         32,595
Pitney Bowes Inc. ......................................  74,100      2,591,277
Sanmina Corporation (b).................................  85,400      4,152,575

                          January 31, 2001 (unaudited)

Issuer                                                  Shares       Value
------                                                  ------       -----

Capital Goods -- Continued
Sealed Air Corporation (b)............................    24,300 $      773,469
Smith (A.O.) Corporation..............................     4,300         72,670
Solectron Corporation (b).............................   173,600      6,917,960
Spartan Motors, Inc. (b)..............................     3,300          8,250
Standard Register Company.............................     6,800        122,060
Steelcase Inc. .......................................     8,900        133,055
Thomas & Betts Corporation............................    16,800        326,590
Thomas Industries Inc. ...............................     4,400        108,460
Watts Industries......................................     5,000         73,000
                                                                 --------------
                                                                     46,331,457
                                                                 --------------
Communication Services -- 7.8%
AT&T Corporation...................................... 1,086,180     26,057,458
BellSouth Corporation.................................   539,700     22,748,355
Citizens Communications Company (b)...................    76,867      1,073,832
SBC Communications Inc. ..............................   979,228     47,345,674
Sprint Corporation....................................   230,200      5,708,960
Telephone and Data Systems, Inc. .....................    15,000      1,582,500
Verizon Communications................................   780,722     42,900,674
                                                                 --------------
                                                                    147,417,453
                                                                 --------------
Consumer Cyclicals -- 11.1%
American Greetings Corporation........................    17,100        214,605
Angelica Corporation..................................     2,500         23,450
Apogee Enterprises, Inc. .............................     8,000         55,000
AutoZone, Inc. (b)....................................    33,700        877,211
Bandag, Inc. .........................................     2,600        109,148
Banta Corporation.....................................     7,150        185,114
Bassett Furniture Industries..........................     3,500         44,188
Black & Decker Corp. .................................    23,800      1,065,050

Issuer                                                   Shares      Value
------                                                   ------      -----

Consumer Cyclicals -- Continued
Block (H & R), Inc. ....................................  26,600 $    1,153,110
Brown Shoe Company, Inc. ...............................   5,300         86,708
Centex Corporation......................................  17,100        698,364
Champion Enterprises Inc. (b)...........................  13,700         96,585
Charming Shoppes, Inc. (b)..............................  29,300        205,100
Cintas Corporation......................................  48,800      2,278,350
Circuit City Stores, Inc. ..............................  59,600      1,126,440
Claire's Stores, Inc. ..................................  14,100        278,616
Cooper Tire and Rubber Company..........................  21,000        275,730
Costco Wholesale Corporation (b)........................ 128,930      5,963,013
Dana Corporation........................................  42,900        801,372
Delphi Automotive Systems Corporation................... 162,500      2,398,500
DeVry Inc. (b)..........................................  20,200        688,214
Dillard's, Inc. ........................................  25,500        388,620
Dollar General Corporation..............................  95,551      1,861,333
Donnelly Corporation....................................   1,700         21,658
Dow Jones & Company.....................................  19,300      1,170,545
Enesco Group, Inc. (b)..................................   3,900         19,695
Fedders Corporation.....................................   4,700         25,380
Federal-Mogul Corporation...............................  20,500         93,275
Fleetwood Enterprises, Inc. ............................   9,500        133,095
Gap, Inc. (The)......................................... 245,187      7,993,096
Genuine Parts Company...................................  50,200      1,273,072
Handleman Company (b)...................................   8,200         72,816
Harcourt General........................................  21,400      1,228,788
Harland (John H.) Company...............................   8,300        128,650
Harman International Industries, Inc. ..................   9,360        330,034
Hartmarx Corporation (b)................................   8,500         28,900
Hillenbrand Industries, Inc. ...........................  18,100        857,035
Home Depot, Inc. ....................................... 669,797     32,284,215

                          January 31, 2001 (unaudited)

Issuer                                                   Shares      Value
------                                                   ------      -----

Consumer Cyclicals -- Continued
Houghton Mifflin Company................................   8,800 $      371,008
Huffy Corporation (b)...................................   2,900         19,894
IMS Health Inc. ........................................  85,200      2,148,744
Interface Inc. .........................................  12,800        126,400
KB Home (b).............................................  12,400        396,924
Kmart Corporation (b)................................... 139,500      1,220,625
Lands' End, Inc. (b)....................................   8,800        261,008
Lee Enterprises, Inc. ..................................   9,600        301,440
Lillian Vernon Corporation..............................   2,600         19,240
Limited, Inc. (The)..................................... 123,500      2,551,510
Liz Claiborne, Inc. ....................................  15,000        738,750
Lowe's Companies, Inc. ................................. 110,400      5,900,880
Mattel, Inc. ........................................... 123,785      1,839,445
May Department Stores Company...........................  86,400      3,365,280
Maytag Corporation......................................  22,500        787,500
McGraw-Hill Companies...................................  56,000      3,575,600
Media General, Inc. ....................................   6,500        325,130
Men's Wearhouse Inc. (b)................................  11,800        373,824
Meredith Corporation....................................  11,500        405,950
Modine Manufacturing Company............................   8,500        218,344
New York Times Company..................................  46,900      2,044,371
Nordstrom, Inc. ........................................  37,700        768,703
Omnicom Group Inc. .....................................  51,000      4,656,300
Oshkosh B'Gosh, Inc. ...................................   2,900         55,825
Penney (J.C.) Company, Inc. ............................  75,900      1,060,323
Pep Boys -- Manny, Moe & Jack...........................  15,400         73,920
Phillips-Van Heusen Corporation.........................   7,900        101,989
Pulte Corporation.......................................  11,700        403,650
RadioShack Corporation..................................  53,900      2,966,656
Reebok International Ltd. (b)...........................  16,600        452,184
Rouse Company...........................................  19,900        537,101
Russell Corporation.....................................   9,300        177,258
Scholastic Corporation (b)..............................   9,500        431,656

Issuer                                                  Shares       Value
------                                                  ------       -----

Consumer Cyclicals -- Continued
Sears, Roebuck and Co. ...............................    96,200 $    3,727,750
Service Corporation International (b).................    78,900        303,765
Sherwin-Williams Company..............................    46,600      1,251,210
Skyline Corporation...................................     2,500         55,775
Snap-On Incorporated..................................    16,950        500,025
Springs Industries, Inc. .............................     3,100        109,678
SPX Corporation (b)...................................     9,215        924,265
Stanley Works.........................................    25,000        858,000
Staples, Inc. (b).....................................   132,600      2,196,188
Stride Rite Corporation...............................    12,100         90,629
Target Corporation....................................   260,900      9,908,982
Tennant Company.......................................     2,600        112,788
Timberland Company (The) (b)..........................     9,200        588,800
TJX Companies, Inc....................................    81,600      2,529,600
Toro Company..........................................     3,700        138,565
Toys "R' Us, Inc. (b).................................    59,220      1,563,408
Tribune Company.......................................    88,750      3,577,513
Venator Group, Inc. (b)...............................    40,000        518,000
VF Corporation........................................    33,000      1,150,380
Wal-Mart Stores, Inc. ................................ 1,292,200     73,396,960
Washington Post Company...............................     2,200      1,289,200
Wellman, Inc. ........................................     9,200        167,440
Whirlpool Corporation.................................    20,700      1,086,541
                                                                 --------------
                                                                    211,256,969
                                                                 --------------
Consumer Staples -- 12.5%
Alberto-Culver Company................................     9,600 $      372,576
Albertson's, Inc. ....................................   121,100      3,433,185
Avon Products, Inc. ..................................    68,900      2,914,470
Bergen Brunswig Corporation...........................    39,136        712,275
Bob Evans Farms, Inc. ................................    10,200        191,888
Campbell Soup Company.................................   121,100      3,984,190
Church & Dwight Co., Inc. ............................    11,100        277,389
Clorox Company........................................    68,100      2,298,375

                          January 31, 2001 (unaudited)

Issuer                                                   Shares      Value
------                                                   ------      -----

Consumer Staples -- Continued
Coca-Cola Company....................................... 717,300 $   41,603,400
Colgate-Palmolive Company............................... 165,900      9,967,272
Comcast Corporation (b)................................. 252,100     10,793,031
CVS Corporation......................................... 112,700      6,671,840
Darden Restaurants, Inc. ...............................  34,900        754,189
Deluxe Corporation......................................  21,000        440,790
Disney (Walt) Company................................... 602,600     18,349,170
Donnelley (R.R.) & Sons Company.........................  35,400        967,836
Fleming Companies, Inc. ................................  11,500        183,770
General Mills Incorporated..............................  80,900      3,389,710
Gillette Company........................................ 304,200      9,618,804
Great Atlantic & Pacific Tea Company, Inc. .............  11,100        110,889
Heinz (H.J.) Company.................................... 100,200      4,387,758
Hershey Foods Corporation...............................  31,000      1,844,500
Horizon Organic Holding Corporation (b).................   2,900         14,319
Kellogg Company......................................... 116,700      3,057,540
Kelly Services, Inc. ...................................   9,375        230,420
Kimberly-Clark Corporation.............................. 155,464     10,066,294
Kroger Co. (b).......................................... 237,400      5,828,170
Longs Drug Stores Corporation...........................  10,800        264,816
Luby's Inc. (b).........................................   6,500         39,325
McDonald's Corporation.................................. 378,800     11,117,780
Nature's Sunshine Products, Inc. .......................   4,900         34,300
Newell Rubbermaid, Inc. ................................  77,378      2,104,682
Odwalla, Incorporated (b)...............................   3,200         32,800
Oneida Ltd..............................................   4,800         84,384
PepsiAmericas, Inc. (b).................................  39,600        632,808
PepsiCo, Inc. .......................................... 417,200     18,386,004
Procter & Gamble Company................................ 377,000     27,083,680
Quaker Oats Company.....................................  38,000      3,610,000
Radio One, Inc. (b).....................................   6,600        105,600
Ralston Purina Company..................................  89,100      2,776,356

Issuer                                                   Shares      Value
------                                                   ------      -----

Consumer Staples -- Continued
Ruby Tuesday, Inc. .....................................  18,000 $      275,040
Ryan's Family Steakhouse, Inc. (b)......................   9,300         86,025
Smucker (J.M.) Company..................................   7,000        172,550
Starbucks Corporation (b)...............................  53,800      2,686,638
SUPERVALU Inc...........................................  38,400        514,560
Sysco Corporation....................................... 192,500      5,182,100
Tootsie Roll Industries, Inc. ..........................  14,269        723,438
Tupperware Corporation..................................  16,700        351,702
Univision Communications, Inc. (b)......................  39,200      1,671,096
Viacom, Inc. (b)........................................  39,900      2,234,001
Walgreen Company........................................ 291,800     11,946,292
Wendy's International, Inc..............................  32,900        788,942
Whole Foods Market, Inc. (b)............................   7,500        426,563
Wild Oats Markets, Inc. (b).............................   6,750         47,670
Wrigley (Wm.) Jr. Company...............................  26,600      2,324,840
                                                                 --------------
                                                                    238,168,042
                                                                 --------------

Energy -- 0.8%
Anadarko Petroleum Corporation..........................  71,685      4,078,877
Apache Corporation......................................  35,400      2,039,040
Devon Energy Corporation................................  37,214      2,039,327
EOG Resources, Inc. ....................................  34,000      1,487,160
Helmerich & Payne, Inc. ................................  14,400        688,464
Kinder Morgan, Inc. ....................................  33,200      1,804,420
Mitchell Energy & Development Corp. ....................  14,400        720,000
Rowan Companies, Inc. (b)...............................  27,400        748,020
Sunoco, Inc. ...........................................  24,700        790,400
                                                                 --------------
                                                                     14,395,708
                                                                 --------------

                          January 31, 2001 (unaudited)

Issuer                                                   Shares      Value
------                                                   ------      -----

Financials -- 19.6%
AFLAC Inc. .............................................  76,500 $    4,511,970
American Express Company................................ 384,500     18,109,950
American General Corporation............................  72,562      5,521,968
American International Group, Inc. ..................... 669,418     56,913,919
AmSouth Bancorporation.................................. 108,900      1,887,237
Aon Corporation.........................................  74,300      2,611,645
Bank One Corporation.................................... 333,985     13,092,212
Capital One Financial Corporation.......................  57,100      3,598,442
Charter One Financial, Inc. ............................  60,300      1,702,872
Chittenden Corporation..................................   7,661        222,629
Chubb Corporation.......................................  50,700      3,650,400
CIGNA Corporation.......................................  44,300      4,923,945
Cincinnati Financial Corporation........................  46,685      1,660,235
Comerica Incorporated...................................  45,400      2,737,620
Dime Bancorp............................................  35,300        977,457
Edwards (A.G.), Inc. ...................................  23,687      1,114,710
Fannie Mae.............................................. 294,800     21,868,264
Fifth Third Bancorp..................................... 134,237      7,953,542
First Tennessee National Corporation....................  37,600      1,212,600
Firstar Corporation..................................... 274,200      6,471,120
FirstFed Financial Corp. (b)............................   5,000        155,750
Franklin Resources, Inc. ...............................  70,000      3,273,200
Freddie Mac............................................. 201,300     12,279,300
Golden West Financial...................................  45,800      2,452,132
Hartford Financial Services Group (The).................  65,000      3,997,500
Household International, Inc. .......................... 135,946      7,814,176
Jefferson-Pilot Corporation.............................  29,950      1,979,695
KeyCorp................................................. 123,500      3,292,510
Lincoln National Corp...................................  55,600      2,493,660

Issuer                                                   Shares      Value
------                                                   ------      -----

Financials -- Continued
Marsh & McLennan Companies, Inc.........................  78,350 $    8,473,553
MBIA Inc................................................  28,500      2,042,880
MBNA Corporation........................................ 246,050      8,904,550
Mellon Financial Corporation............................ 140,800      6,561,280
Merrill Lynch & Co., Inc. .............................. 232,800     16,878,000
MGIC Investment Corporation.............................  30,800      1,770,692
Morgan (J.P.) Chase & Co. (b)........................... 548,460     30,159,815
National City Corporation............................... 175,400      4,955,050
Northern Trust Corporation..............................  63,900      4,920,300
PNC Financial Services Group............................  83,600      6,188,072
Progressive Corporation (The)...........................  21,300      2,001,135
Providian Financial Corporation.........................  82,400      4,808,040
SAFECO Corporation......................................  37,000        925,000
Schwab (Charles) Corporation............................ 399,700     10,556,077
St. Paul Companies, Inc.................................  62,764      3,013,927
Stilwell Financial, Inc. ...............................  64,500      2,803,170
SunTrust Banks, Inc. ...................................  86,000      5,753,400
Synovus Financial Corp. ................................  82,450      2,281,392
Torchmark Corporation...................................  36,900      1,280,061
U.S. Bancorp............................................ 216,900      6,409,395
UnumProvident Corporation...............................  69,800      2,039,556
USA Education, Inc. ....................................  45,000      2,827,350
Value Line, Inc. .......................................   2,900        105,397
Wachovia Corporation....................................  59,000      4,009,050
Washington Mutual Inc. ................................. 155,602      7,507,797
Wells Fargo & Company................................... 494,300     25,461,392
Wesco Financial Corporation.............................   2,000        570,500
                                                                 --------------
                                                                    371,687,491
                                                                 --------------

                          January 31, 2001 (unaudited)

Issuer                                                   Shares      Value
------                                                   ------      -----

Healthcare -- 10.5%
Allergan, Inc...........................................  37,300 $    3,049,275
ALZA Corporation (b)....................................  68,000      2,815,200
Amgen Inc. (b).......................................... 297,200     20,896,875
Applera Corp.-Applied Biosystems Group..................  60,400      5,073,600
Baxter International, Inc...............................  84,300      7,408,284
Becton Dickinson and Company............................  73,500      2,526,930
Biomet, Inc. (b)........................................  51,600      1,738,275
Boston Scientific Corporation (b)....................... 117,900      1,976,004
Forest Laboratories,
 Inc. (b)...............................................  50,600      3,388,176
Guidant Corp. (b).......................................  88,400      4,375,800
Humana, Inc. (b)........................................  48,700        581,965
Johnson & Johnson....................................... 402,100     37,447,573
Manor Care, Inc. (b)....................................  29,700        571,725
McKesson HBOC Inc.......................................  82,420      2,692,661
MedImmune, Inc. (b).....................................  60,900      2,420,775
Medtronic, Inc.......................................... 346,800     18,727,200
Merck & Co., Inc. ...................................... 667,100     54,822,278
Mylan Laboratories, Inc.................................  36,200        845,270
Oxford Health Plans, Inc. (b)...........................  25,000        779,688
Quintiles Transnational Corp. (b).......................  33,400        734,800
Schering-Plough Corporation............................. 422,700     21,304,080
St. Jude Medical
  Inc. (b)..............................................  24,400      1,488,400
Stryker Corporation.....................................  56,600      2,558,320
Watson Pharmaceuticals (b)..............................  29,800      1,551,388
                                                                 --------------
                                                                    199,774,542
                                                                 --------------
Technology -- 31.4%
3Com Corporation (b).................................... 101,600      1,092,200
Adaptec Inc. (b)........................................  28,800        421,200
ADC Telecommunications, Inc. (b)........................ 204,300      2,975,119

Issuer                                                  Shares       Value
------                                                  ------       -----

Technology -- Continued
Advanced Micro Devices, Inc. (b)......................    90,900 $    2,236,140
Advent Software, Inc. (b).............................     8,700        480,131
Analog Devices, Inc. (b)..............................   103,100      6,454,060
Andrew Corporation (b)................................    23,500        465,594
AOL Time Warner, Inc. (b)............................. 1,199,000     63,019,440
Apple Computer, Inc. (b)..............................    94,300      2,039,238
Applied Materials, Inc. (b)...........................   234,300     11,788,219
Arrow Electronics, Inc. (b)...........................    28,500        897,465
AstroPower, Inc. (b)..................................     3,300        121,688
Autodesk, Inc. .......................................    16,800        619,500
Automatic Data Processing, Inc. ......................   182,374     10,916,908
Avnet, Inc. ..........................................    26,800        736,732
BMC Software Inc. (b).................................    71,200      2,069,250
Borland Software Corporation (b)......................    17,800        171,325
Ceridian Corp. (b)....................................    42,100        777,166
Cisco Systems, Inc. (b)............................... 2,032,200     76,080,488
Compaq Computer Corporation...........................   491,088     11,643,696
Computer Associates International, Inc. ..............   171,000      6,157,710
Compuware Corporation (b).............................   105,900      1,317,131
CPI Corp. ............................................     2,300         44,965
Dell Computer Corp. (b)...............................   756,600     19,766,175
EMC Corporation (b)...................................   630,700     47,926,893
Gerber Scientific Inc. ...............................     6,400         61,568
Grainger (W.W.), Inc..................................    27,300      1,075,074
Hewlett-Packard Company...............................   571,900     21,011,606
Ikon Office Solutions.................................    42,600        171,678
Intel Corporation..................................... 1,937,800     71,698,600
Lexmark International Group Inc. (b)..................    37,500      2,156,250
LSI Logic Corp. (b)...................................    90,000      2,231,100

                          January 31, 2001 (unaudited)

Issuer                                                  Shares       Value
------                                                  ------       -----

Technology -- Continued
Lucent Technologies, Inc..............................   965,400 $   17,956,440
Micron Technology, Inc. (b)...........................   163,900      7,501,703
Microsoft
 Corporation (b)...................................... 1,522,600     92,973,763
National Semiconductor Corporation (b)................    51,800      1,486,660
Novell Inc. (b).......................................    95,200        821,100
Palm, Inc. (b)........................................   162,887      4,418,310
Paychex, Inc. ........................................   107,000      4,828,375
PeopleSoft, Inc. (b)..................................    81,100      3,325,100
Polaroid Corporation..................................    13,100         91,045
QRS Corporation (b)...................................     4,300         52,406
Qualcomm Inc. (b).....................................   216,400     18,191,125
Sapient Corporation (b)...............................    35,200        594,000
Scientific-Atlanta, Inc. .............................    46,700      2,802,000
Sun Microsystems, Inc. (b)............................   925,800     28,294,763
Symantec Corporation (b)..............................    21,900      1,125,110
Tektronix, Inc. (b)...................................    27,400      1,054,900
Tellabs, Inc. (b).....................................   118,400      7,673,800
Texas Instruments, Inc. ..............................   500,700     21,930,660
Xerox Corporation.....................................   193,300      1,579,261
Xilinx, Inc. (b)......................................    95,000      5,130,000
Yahoo! Inc. (b).......................................   158,500      5,914,031
                                                                 --------------
                                                                    596,368,861
                                                                 --------------
Transportation -- 0.8%
Airborne Freight Corporation (b)......................    13,900        189,179
Alaska Air Group, Inc. (b)............................     7,700        249,018
AMR Corporation (b)...................................    43,700      1,708,233
Consolidated Freightways Corporation (b)..............     6,200         35,650
Delta Air Lines, Inc..................................    35,700      1,685,754

Issuer                                                   Shares      Value
------                                                   ------      -----

Transportation -- Continued
FedEx Corporation (b)...................................  82,100 $    3,725,698
GATX Corporation........................................  13,800        636,318
Kansas City Southern Industries, Inc. (b)...............  16,800        212,184
Norfolk Southern Corporation............................ 111,300      1,817,529
Roadway Express, Inc. ..................................   5,600        132,300
Ryder System, Inc. .....................................  17,300        343,405
Southwest Airlines Co. ................................. 144,575      4,529,535
UAL Corporation.........................................  14,900        609,410
Yellow Corporation (b)..................................   6,900        163,012
                                                                 --------------
                                                                     16,037,225
                                                                 --------------
Utilities -- 2.2%
AGL Resources Inc. .....................................  15,700        321,850
American Water Works, Inc. .............................  28,600        752,466
Cascade Natural Gas Corporation.........................   3,200         56,640
Cleco Corporation.......................................   6,500        304,135
El Paso Energy Corporation (b).......................... 143,900      9,051,310
Energen Corporation.....................................   8,600        251,550
Enron Corp.............................................. 213,600     17,088,000
Equitable Resources, Inc. ..............................   9,500        557,460
IDACORP Inc. ...........................................  10,900        448,971
KeySpan Corporation.....................................  39,000      1,474,200
MCN Energy Group, Inc...................................  26,200        696,920
National Fuel Gas Company...............................  11,400        598,614
NICOR Inc. .............................................  13,300        474,278
NiSource, Inc. .........................................  59,100      1,589,790
Northwest Natural Gas Co. ..............................   7,300        175,273
Northwestern Corp. .....................................   6,700        149,745
OGE Energy Corp. .......................................  22,600        515,732
Peoples Energy Corporation..............................  10,200        374,748
Potomac Electric Power Company..........................  32,300        690,897
Questar Corporation.....................................  23,200        646,120

                          January 31, 2001 (unaudited)

Issuer                                                      Shares     Value
------                                                      ------     -----

Utilities -- Continued
Southern Union
 Company (b)...............................................  14,600 $   305,140
WGL Holdings...............................................  13,500     375,300
Williams Companies, Inc. .................................. 126,900   4,965,596
                                                                    -----------
                                                                     41,864,735
                                                                    -----------

Issuer                                                    Shares     Value
------                                                    ------     -----

Total Investments (a) 99.8%..............................        $1,896,110,437
Other Assets, less liabilities -- 0.2%...................             2,813,473
                                                                 --------------
Net Assets -- 100.0%.....................................        $1,898,923,910
                                                                 ==============

-----------
(a) The aggregate cost for book and federal income tax purposes is $1,719,076,308, the aggregate gross unrealized appreciation is $323,908,153 and the aggregate gross unrealized depreciation is $146,874,021, resulting in net unrealized appreciation of $177,034,132.
(b) Non-income producing security.



Copyright in the Domini 400 Social Index SM is owned by Kinder, Lydenberg, Do-mini & Co. and the Index is reproduced here by permission. No portion of the Index may be reproduced or distributed by any means or in any medium without the express written consent of the copyright owner.

Domini Social Bond Fund

Performance Commentary and Social Impact

Performance Commentary

Launched in June 2000, the Domini Social Bond Fund is an intermediate-term portfolio of investment-grade, fixed-income securities. Our Fund's strategy of combining high credit quality, active management, and social concern resulted in a six-month return of 8.09% for the period ending January 31, 2001 compared to 7.92% for the Lehman Brothers Intermediate Aggregate Index. High credit quality in particular was rewarded in the second half of 2000, as investors sought to reduce the risk profiles of their portfolios.

Whether one considers the valuations achieved by technology stocks last spring to be a bubble, a consequence of the Y2K mania, or simply a typical swing of the market pendulum, certainly the second half of 2000 was the counterstroke. As stock prices fell, bond prices soared and yields declined. Bond prices and yields move in opposite directions. When the threat of inflation is diminished by a slowing economy, bondholders are more optimistic that their capital will retain its value at maturity. Consequently, they are content with lower rates of interest.

The economy showed distinct signs of weakening in the last quarter of 2000. Gross domestic product, which grew at an astonishing rate of 5.6% in the sec-ond quarter, rose just 1.1% in the fourth quarter. The manufacturing sector appeared to be in the worst shape, with all readings signaling recession. The holiday shopping season, while not a fiasco, was definitely slack compared to the recent past. Meanwhile, the Federal Reserve stayed on the sidelines in No-vember and December, undoubtedly reluctant to become embroiled in presidential politics. Once the election was settled and the New Year opened, however, the Fed took decisive action, twice cutting the overnight federal funds rate by half a percentage point, first to 6%, then to 5.5%.

As this is written in late March, the economic picture is decidedly murky. Certainly, consumer confidence is waning as stock prices fall and heating costs rise. Announcements of layoffs and missed earnings are everyday occur-rences. But still, the economy is growing, consumer spending has slowed but not stalled, and Chairman Alan Greenspan was uncharacteristically, if cau-tiously, optimistic in his recent testimony to Congress. One thing, however, is clear. Our economy and the markets that are tied to it can move very, very fast.

                            Domini Social Bond Fund


Your fund and its management are geared to this fast-paced environment. First, we own high-quality Agency, Corporate and taxable municipal bonds. These secu-rities are characterized by a high degree of liquidity and are less likely to suffer from unexpected credit shocks than more speculative securities. Second, our ability to capitalize on the structural features of modern debt instruments is a key feature of our fund-management approach. Some of our bonds have vari-able-rate coupons that provide protection against market volatility. Others contain embedded call options for higher yields. Third, we provide active daily management, not trading our positions, but making appropriate adjustments to meet changing market dynamics.

Social Impact

Social issues are a constant focus in the management of our portfolio. We strongly believe that Agencies such as Fannie Mae, Freddie Mac, the Federal Farm Credit Bank, and Sallie Mae are fulfilling their respective missions in promoting home ownership, affordable credit to farmers, and higher education. The corporations in which we invest are included in the Domini 400 Social
Index SM. Our municipal bonds are reviewed to determine that their proceeds have a positive social impact. Finally, we are committed to investing a portion of our assets in direct community development investments. Recently, we pur-chased certificates of deposit in two financial institutions dedicated to im-proving the neighborhoods whose residents they serve.

Dakotaland Federal Credit Union provides a full range of deposit and loan serv-ices to the mostly working-class residents of its western South Dakota service area. Average wages in and around Huron, South Dakota, its headquarters, are in the $8.00 to $9.00/per hour range, and home prices range from the low $20,000s to the mid $60,000s. Dakotaland provides mortgages, down-payment loans, and consumer loans for amounts as small as a few hundred dollars. In 1999, the credit union made 24 small business loans totaling nearly $1 million. Dakotaland received national publicity in 1997 when Dakota Pork closed without warning, laying off 10% of Huron's work force. The other banks in town refused to cash the laid-off workers' payroll checks, fearing Dakota Pork would file for bankruptcy protection. Fully aware of the risk it was taking, Dakotaland cashed 600 payroll checks totaling $250,000 for both members and non-members in the area. The checks were honored. For more information, visit www.dakotalandfcu.com.

                            Domini Social Bond Fund


The Douglass National Bank is a minority-owned commercial bank founded in 1946. It is a certified Community Development Financial Institution and received an outstanding rating on its most recent Community Reinvestment Act examination. In 1999, over half of the Bank's $10 million in loan originations went to fami-lies and businesses located in the inner cities of Kansas City, Kansas, and Kansas City, Missouri. Discussions with management indicate that performance in 2000 was similar. Between 1995 and 1999, Douglass committed more than $71 mil-lion in loans, most of it within its targeted urban core markets. In 2000, it began construction of a new branch in a predominately minority area of western Kansas City, Kansas.

As we approach our one-year anniversary, we continue to build a portfolio of investment-grade, intermediate-term bonds, while supporting and promoting com-munity development. We are currently considering additional community develop-ment investments and will continue to look for investment-grade Agency and Cor-porate bonds that provide our twin objectives of current income and total re-turn. We look forward to meeting your financial and social bottom lines for a long time to come.



The Domini Social Bond Fund is managed by Domini Social Investments LLC, and sub-managed by ShoreBank, the nation's oldest and largest community development bank. ShoreBank was founded with the purpose of serving the financial needs of residents and businesses in traditionally underserved urban areas. David J. Oser, Senior Vice President, Investments (since 1994), leads the team at ShoreBank responsible for the management of the Fund.


Past performance is no guarantee of future results. An investment in the Fund is not a bank deposit and is not insured or guaranteed. The Fund is subject to market risks that will cause principal value and yield to fluctuate. You may lose money. As of January 31, 2001, the holdings mentioned above represented the following percentages of the Fund's portfolio: Fannie Mae: 39%, Freddie
Mac: 21%, Federal Farm Credit Bank: 1%, The Douglass National Bank: 1%, Dakotaland Federal Credit Union: 1%. The composition of the Fund's portfolio is subject to change.


The Fund's community development investments may be unrated and carry greater credit risks than the Fund's other holdings. This material must be preceded or accompanied by the Fund's current prospectus. Please read it carefully before investing or sending money. DSIL Investment Services LLC, Distributor.

Domini 400 SM, Domini Social Index SM, and Domini 400 Social Index SM are serv-ice marks of Kinder, Lydenberg, Domini & Co., Inc. ("KLD") which are used under license. KLD is the owner of the Domini 400 Social Index SM (the "Domini Social Index"). KLD determines the composition of the Domini Social Index but is not the manager of the Domini Social Bond Fund, the Domini Social Index Portfolio, the Domini Social Equity Fund, or the Domini Institutional Social Equity Fund. 03/01

Domini Social Bond Fund

Portfolio of Investments

January 31, 2001 (unaudited)


                                                          Principal    Value
                                                           Amount     (Note 1)
                                                          --------- -----------

U.S. Government Agency Obligations--56.3%
Fannie Mae (FNMA)
 7.125%, 02/15/2005......................................  350,000  $   371,763
 6.610%, 04/23/2008......................................  100,000       98,719
 6.000%, 12/22/2008......................................  150,000      146,596
 6.290%, 06/20/2008......................................  195,000      192,988
 5.740%, 01/21/2009......................................  500,000      486,369
 6.500%, 12/01/2003 Pool #50969..........................   74,361       74,976
 7.125%, 06/15/2010 Sovereign Agency.....................  500,000      546,676
 6.250%, 02/01/11........................................  500,000      503,200
Freddie Mac (FHLMC)
 6.250%, 05/18/2004......................................   60,000       60,045
 6.900%, 09/10/2007......................................  315,000      320,772
 6.250%, 01/14/2009......................................  170,000      167,913
 6.300%, 01/14/2009......................................  100,000       98,891
 6.500%, 07/22/2013......................................  100,000       96,884
 6.050%, 09/23/2013......................................  187,425      184,425
 6.150%, 11/19/2013......................................  190,000      180,536
 7.301%, 06/01/2028, Pool #786612........................  521,126      534,204
Federal Farm Credit Bank (FFCB)
 5.650%, 11/21/2005......................................  100,000       98,998
Federal Home Loan Bank (FHLB)
 5.125%, 01/13/2002......................................  250,000      250,565
 5.655%, 12/18/2008......................................  150,000      146,043
 5.100%, 02/05/2004......................................  200,000      199,568
 6.480%, 12/03/2013......................................  365,000      351,883
                                                                    -----------
Total U.S. Government Agency Obligations
 (Cost $4,895,430).......................................             5,112,014
                                                                    -----------
U.S. Government Agency--Mortgage Securities--21.5%
Fannie Mae
FN 397629, 8.499%, 09/01/2027............................   37,851       39,142
FN 402999, 8.403%, 10/01/2027............................   56,147       57,941
FNR 1991-158F, FRN, 12/25/2021...........................  133,752      129,979
FNR 1993-106Z, 7.00%, 06/25/2013.........................  126,639      127,018
FNR 1993-143FB, FRN, 08/25/2023..........................  207,036      192,684
FNR 1994-59 PK, 6.00%, 03/25/2024........................  264,101      264,161
Freddie Mac
FHR 1527 F, FRN, 12/15/2022..............................  120,069      117,431
FHR 1634 PW, 4.00%, 11/15/2022...........................  150,000      141,400
FHR 2238 G, 7.50%, 06/15/2030............................  119,292      121,112

                          January 31, 2001 (unaudited)


                                                       Principal       Value
                                                        Amount        (Note 1)
                                                    --------------- -----------

Government National Mortgage Association
GNMA II, 7.125%,10/20/2021........................          200,534 $   202,585
GNMA #008971, 6.625%, 09/20/2026..................          325,787     333,705
GNMA #80029, 7.375%, 01/20/2027...................          219,268     222,104
                                                                    -----------
Total U.S. Government Agency--Mortgage Securities
 (Cost $1,892,821)................................                    1,949,262
                                                                    -----------
State and Municipal Obligations--8.4%
New Jersey Economic Development Authority, ZCN,
 02/15/2007, Taxable..............................          500,000     346,855
Pittsburgh, PA Urban Redevelopment Authority,
 7.46%, 05/01/06, Taxable.........................          295,000     313,263
Portland, OR Urban Renewal & Redevelopment, 6.69%,
 06/15/2003, Taxable..............................          100,000     102,950

                                                                    -----------
Total State and Municipal Obligations (Cost
 $736,635)........................................                      763,068
                                                                    -----------
Corporate Obligations--3.9%
African Development Bank, 6.75%, 10/01/04.........          200,000     204,574
Wachovia Bank NA, 5.680%, 03/22/2004..............          150,000     148,534
                                                                    -----------
Total Corporate Obligations (Cost $339,772).......                      353,108
                                                                    -----------
Community Development Certificates of Deposit--
 4.4%
Dakotaland Federal Credit Union, 6.000%,
 08/22/2001.......................................          100,000     100,000
Douglass National Bank, 6.260%, 10/12/2001........          100,000     100,000
Self-Help Credit Union, 6.2%, 12/13/00............          100,000     100,000
Vermont Development Credit Union, 5.65%,
 07/20/01.........................................          100,000     100,000
                                                                    -----------
Total Community Development Certificates of
 Deposit (Cost $400,000)..........................                      400,000
                                                                    -----------
Cash Equivalents--10.4%                             Maturity Amount
Investment in repurchase agreements--Investors
Bank and Trust, dated 01/31/2001, due 02/01/2001
(collateralized by U.S. Government Agency
Obligations, 8.287%, maturing 12/01/2023, market
value $994,453)...................................          947,220     947,093
(Cost $947,093)
                                                                    -----------
Total Investment in Securities
(Cost $9,211,751)                                                     9,524,545
                                                                    -----------
Other Assets, less liabilities--(4.9)%............                     (451,205)
                                                                    -----------
Net Assets--100.0%................................                   $9,073,340
                                                                    ===========

-----------
(a) The aggregate cost for book and federal income tax purposes is $9,211,750. The aggregate gross unrealized appreciation is $312,795 and the aggregate gross unrealized depreciation is $0 resulting in net unrealized apprecia-tion of $312,795.
FRN--Floating Rate Note
ZCN--Zero Coupon Note. Interest and principal paid at maturity.

                       This page intentionally left blank

--------------------------------------------------------------------------------

                              Financial Statements
                                  (unaudited)

--------------------------------------------------------------------------------

Domini Social Index Portfolio

Statement of Assets and Liabilities

January 31, 2001 (unaudited)

ASSETS:
  Investments at value (Cost $1,719,076,308)....................  $1,896,110,437
  Cash..........................................................         247,146
  Receivable for securities sold................................       6,042,419
  Dividends receivable..........................................       1,733,491
                                                                  --------------
   Total assets.................................................   1,904,133,493
                                                                  --------------
LIABILITIES:
  Payable for securities purchased..............................       4,795,600
  Accrued expenses (Note 2).....................................         413,983
                                                                  --------------
   Total liabilities............................................       5,209,583
                                                                  --------------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS........  $1,898,923,910
                                                                  ==============


                       See Notes to Financial Statements

Domini Social Index Portfolio

Statement of Operations

Six Months Ended January 31, 2001 (unaudited)

INVESTMENT INCOME
  Dividends (net of foreign withholding tax of
    $391)........................................                $   9,122,838

EXPENSES
  Management fee (Note 2)........................  $  1,943,626
  Custody fees (Note 3)..........................       120,072
  Professional fees..............................        64,002
  Trustee fees...................................        17,339
  Miscellaneous..................................         5,380
                                                   ------------
  Total expenses.................................     2,150,419
  Fees paid indirectly (Note 3)..................      (108,198)
                                                   ------------
  Net expenses...................................                    2,042,221
                                                                 -------------

NET INVESTMENT INCOME............................                    7,080,617
Net realized gain on investments
  Proceeds from sales............................  $150,304,183
  Cost of securities sold........................    78,062,242
                                                   ------------
   Net realized gain on investments..............                   72,241,941

Net changes in unrealized appreciation
  of investments
  Beginning of period............................  $392,252,702
  End of period..................................   177,034,131
                                                   ------------
   Net change in unrealized appreciation.........                 (215,218,571)
                                                                 -------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS................................                ($135,896,013)
                                                                 =============

                       See Notes to Financial Statements

Domini Social Index Portfolio

Statement of Changes in Net Assets

                                               Six Months Ended
                                               January 31, 2001   Year Ended
                                                 (unaudited)    July 31, 2000
                                               ---------------- --------------
INCREASE (DECREASE) IN NET ASSETS
From Operations:
  Net investment income......................   $    7,080,617  $   11,484,801
  Net realized gain on investments...........       72,241,941      52,347,434
  Net change in unrealized appreciation of
    investments..............................     (215,218,571)     53,329,304
                                                --------------  --------------
   Net Increase in Net Assets Resulting from
     Operations..............................    (135,896,013)     117,161,539
                                                --------------  --------------
Transactions in Investors' Beneficial
  Interest:
  Additions..................................      268,182,409     774,293,376
  Reductions.................................     (206,984,202)   (265,237,980)
                                                --------------  --------------
   Net Increase in Net Assets from
     Transactions in Investors' Beneficial
     Interests...............................       61,198,207     509,055,396
                                                --------------  --------------
     Total Increase in Net Assets............      (74,697,806)    626,216,935
NET ASSETS:
  Beginning of period........................    1,973,621,716   1,347,404,781
                                                --------------  --------------
  End of period..............................   $1,898,923,910  $1,973,621,716
                                                ==============  ==============
-------------------------------------------------------------------------------

Financial Highlights

                         Six Months Ended
                         January 31, 2001
                           (unaudited)
                         ----------------
Net Assets (000's)......    1,898,924
Ratio of net investment
  income to average net
  assets (annualized)...         0.73%
Ratio of expenses to
  average net assets
  (annualized)..........         0.22%(/3/)
Portfolio turnover
  rate..................            8%
-----------------------------------------------------------------------------------------------------------------
                                       Year Ended July 31,
                         ----------------------------------------------------------------------------------------
                            2000                  1999                 1998                1997           1996
                         --------------------- --------------------- ------------------- -------------- ---------
Net Assets (000's)...... $1,973,622            $1,347,405            $642,236            $292,359       $100,401
Ratio of net investment
  income to average net
  assets (annualized)...       0.70%(/1/)            0.84%(/1/)          1.05%(/2/)          1.34%          1.48%
Ratio of expenses to
  average net assets
  (annualized)..........       0.24%(/1/)(/3/)       0.24%(/1/)(/3/)     0.24%(/2/)(/3/)     0.29%(/3/)     0.59%
Portfolio turnover
  rate..................          9%                    8%                  5%                  1%             5%
-----------------------------------------------------------------------------------------------------------------

(/1/)Reflects a voluntary expense reimbursement and fee waiver of 0.002% and 0.01% by the Manager. Had the Manager not waived its fee and reimbursed expenses, the annualized ratios of net investment income and expense to average net assets for the year ended July 31, 2000 would have been 0.70% and 0.24%, respectively, and for the year ended July 31, 1999 would have been 0.83% and 0.25%, respectively.
(/2/)Reflects a waiver of 0.01% of fees by the Manager due to limitations set forth in the Management Agreement. Had the Manager not waived its fees, the ratios of net investment income and expenses to average net assets for the year ended July 31, 1998 would have been 1.04% and 0.25%, respective-ly.
(/3/)Ratio of expenses to average net assets for the years ended July 31, 2000, 1999, 1998, 1997 and 1996 include indirectly paid expenses. Excluding in-directly paid expenses, the expense ratios would have been 0.21% for the six months ended January 31, 2001, and 0.21%, 0.20%, 0.20%, 0.25% and
     0.50% for the years ended July 31, 2000, 1999, 1998, 1997 and 1996, re-
     spectively.

                       See Notes to Financial Statements

Domini Social Index Portfolio

Notes to Financial Statements

January 31, 2001 (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES.

Domini Social Index Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act") as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 7, 1989. The Portfolio intends to correlate its investment portfolio as closely as is practicable with the Domini 400 Social IndexSM (the "Index"), which is a common stock index developed and maintained by Kinder, Lydenberg, Domini & Co., Inc. ("KLD"). The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio. The Portfolio commenced operations effective on August 10, 1990 and began investment operations on June 3, 1991.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Portfolio's significant accounting policies.

        (A) Valuation of Investments: The Portfolio values securities at the last reported sale price provided by independent pricing services, or at the last reported bid price if no sales are reported. In the absence of readily available market quotations, securities are valued at fair value determined in accordance with procedures adopted by the Board of Trustees.

        (B) Dividend Income: Dividend income is recorded on the ex-dividend date.

        (C) Federal Taxes: The Portfolio will be treated as a partnership for U.S. federal income tax purposes and is therefore not subject to U.S. federal income tax. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

                          January 31, 2001 (unaudited)

        (D) Other: Investment transactions are accounted for on the trade date. Gains and losses are determined on the basis of identified cost.

2. TRANSACTIONS WITH AFFILIATES.

        (A) Manager. Domini Social Investments LLC ("DSIL"or the "Manager") is registered as an investment adviser under the Investment Advisers Act of 1940. The services provided by the Manager consist of investment supervisory services, overall operational support and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, the Manager receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20%.

        (B) Submanager. State Street Bank and Trust Company, acting through its division, State Street Global Advisors ("SSgA"), provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with DSIL. SSgA does not determine the composition of the Index. Prior to January 1, 2001, these services were provided by Mellon Equity Associates.

3. INVESTMENT TRANSACTIONS.

Cost of purchases and proceeds from sales of investments, other than U.S. Government securities and short-term obligations, for the six months ended January 31, 2001 aggregated $230,128,760 and $150,304,183, respectively.
Custody fees of the Portfolio were reduced by $108,198 which was compensation for uninvested cash left on deposit with the custodian.

Domini Social Equity Fund

Statement of Assets and Liabilities

January 31, 2001 (unaudited)

ASSETS:
  Investment in Domini Social Index Portfolio, at value (Note 1)..  $1,429,632,718
  Receivable for fund shares purchased............................          77,594
                                                                    --------------
   Total assets...................................................   1,429,710,312
                                                                    --------------
LIABILITIES:
  Accrued expenses................................................         912,914
                                                                    --------------
NET ASSETS........................................................  $1,428,797,398
                                                                    ==============
NET ASSETS CONSIST OF:
  Paid-in capital.................................................   1,205,285,909
  Undistributed net investment income/(loss)......................             --
  Accumulated net realized gain from Portfolio....................      56,677,612
  Net unrealized appreciation from Portfolio......................     166,833,877
                                                                    --------------
                                                                    $1,428,797,398
                                                                    ==============
Shares outstanding................................................      39,593,087
                                                                    ==============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
  ($1,428,797,398 / 39,593,087)...................................          $36.09
                                                                            ======


                       See Notes to Financial Statements

Domini Social Equity Fund

Statement of Operations

Six Months Ended January 31, 2001 (unaudited)

INCOME:
  Investment income from Portfolio..............................  $   6,762,213
  Expenses from Portfolio.......................................     (1,508,331)
                                                                  -------------
   Net investment income from Portfolio.........................      5,253,882
                                                                  -------------
EXPENSES:
  Sponsor fee (Note 2)..........................................      3,586,263
  Distribution fees (Note 2)....................................      1,167,341
  Transfer agent fees (Note 2)..................................        735,049
  Registration fees.............................................        173,510
  Miscellaneous.................................................        151,767
  Printing......................................................         76,446
  Shareholder communication.....................................         57,268
  Professional fees.............................................         19,476
  Trustees fees.................................................          6,856
  Accounting fees...............................................          1,250
                                                                  -------------
   Total Expense................................................      5,975,226
   Expense Paid and Fees Waived by Manager......................       (689,381)
                                                                  -------------
   Net Expenses.................................................      5,285,845
                                                                  -------------
NET INVESTMENT INCOME/(LOSS)....................................        (31,963)
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN FROM PORTFOLIO:
  Net realized gain from Portfolio..............................     53,638,978
  Net change in unrealized appreciation from Portfolio..........   (158,004,454)
                                                                  -------------
  Net realized and unrealized gain from Portfolio...............   (104,365,476)
                                                                  -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $(104,397,439)
                                                                  =============

                       See Notes to Financial Statements

Domini Social Equity Fund

Statement of Changes in Net Assets


                                                   Six Months
                                                     Ended
                                                January 31, 2001   Year Ended
                                                  (unaudited)    July 31, 2000
                                                ---------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
From Operations:
  Net investment income/(loss)................   $      (31,963) $     (673,716)
  Net realized gain from Portfolio............       53,638,978      42,007,996
  Net change in unrealized appreciation from
    Portfolio.................................     (158,004,454)     50,495,687
                                                 --------------  --------------
   Net Increase in Net Assets Resulting from
     Operations...............................     (104,397,439)     91,829,967
                                                 --------------  --------------
Distributions and Dividends:
  Dividends to shareholders from net
    investment income.........................              --         (116,389)
  Distributions to shareholders from net
    realized gain.............................      (36,793,034)     (8,556,314)
                                                 --------------  --------------
   Net Decrease in Net Assets from
     Distributions and Dividends..............      (36,793,034)     (8,672,703)
                                                 --------------  --------------
Capital Share Transactions:
  Proceeds from sale of shares................      199,050,987     504,865,029
  Net asset value of shares issued in
    reinvestment of distributions and
    dividends.................................       34,906,345       8,223,142
  Payments for shares redeemed................     (134,895,669)   (208,296,976)
                                                 --------------  --------------
   Net Increase in Net Assets from Capital
     Share Transactions.......................       99,061,663     304,791,195
                                                 --------------  --------------
     Total Increase in Net Assets.............      (42,128,810)    387,948,459
NET ASSETS:
  Beginning of period.........................    1,470,926,208   1,082,977,749
                                                 --------------  --------------
  End of period (including (overdistributed)
    net investment income of ($31,963) and
    ($673,266), respectively).................   $1,428,797,398  $1,470,926,208
                                                 ==============  ==============
OTHER INFORMATION
Share Transactions:
  Sold........................................        5,337,371      12,700,513
  Issued in reinvestment of distributions
    and dividends.............................        1,043,817         200,781
  Redeemed....................................       (3,581,054)     (5,215,463)
                                                 --------------  --------------
  Net increase................................        2,800,134       7,685,831
                                                 ==============  ==============

                       See Notes to Financial Statements

Domini Social Equity Fund

Financial Highlights


                                   Six Months Ended          Year Ended July 31,
                                   January 31, 2001   -----------------------------------------------------------
                                     (unaudited)       2000          1999         1998         1997         1996
                                   ----------------   ------        ------       ------       ------       ------
Net Asset Value, beginning
  of period......................       $39.98        $37.21        $30.86       $25.43       $16.70       $14.85
                                        ------        ------        ------       ------       ------       ------
Income from investment
  operations:
  Net investment income..........           --*        (0.02)         0.02         0.01         0.11         0.16
  Net realized and unrealized
    gain on investments..........        (2.91)         3.06          6.81         5.48         8.85         1.93
                                        ------        ------        ------       ------       ------       ------
Total income from investment
  operations.....................        (2.91)         3.04          6.83         5.49         8.96         2.09
                                        ------        ------        ------       ------       ------       ------
Less distributions and dividends:
  Dividends to shareholders from
    net investment income........           --*           --*        (0.03)       (0.01)       (0.11)       (0.16)
  Distributions to shareholders
    from net realized gain.......        (0.98)        (0.27)        (0.45)       (0.05)       (0.12)       (0.08)
                                        ------        ------        ------       ------       ------       ------
Total distributions..............        (0.98)        (0.27)        (0.48)       (0.06)       (0.23)       (0.24)
                                        ------        ------        ------       ------       ------       ------
Net asset value, end of period...       $36.09        $39.98        $37.21       $30.86       $25.43       $16.70
                                        ======        ======        ======       ======       ======       ======
Ratios/supplemental data
  Total return (annualized)......        -7.08%         8.16%        22.26%       21.58%       54.01%       14.11%
  Net assets, end of year
    (in millions)................       $1,429        $1,471        $1,083       $  502       $  212       $   81
  Ratio of expenses to average
    net assets (annualized)......         0.95%(/1/)    0.96%(/2/)    0.98%(/2/)   1.17%(/3/)   0.98%(/4/)   0.90%(/4/)
  Ratio of net investment income
    (loss) to average net assets
    (annualized).................           --(/1/)**  (0.05)%(/2/)   0.06%(/2/)   0.07%(/3/)   0.62%(/4/)   1.01%(/4/)
-----------------------------------------------------------------------------------------------------------------------

(/1/)Reflects a voluntary fee waiver by the Sponsor of the Fund. Had the
     Sponsor not waived their fee, the ratio of expenses to average net assets and net investment income to average net assets would have been 1.05% and (0.10%).
(/2/)Reflects a voluntary waiver of expenses by the Manager of the Portfolio and the Sponsor of the Fund. Had the Manager and the Sponsor not waived their fees, the ratios of expenses and net investment income (loss) to average net assets would have been 1.01% and (0.10%), respectively, for the year ended July 31, 2000 and 0.99% and 0.05%, respectively for the year ended July 31, 1999.
(/3/)Reflects non-recurring payments by the Fund to the Fund's former administrator for $650,000 in connection with the termination of the expense payment arrangements with the Funds former administrator and other such expenses incurred by the Fund in connection with the termination of such arrangements. Had such non-recurring expenses not been included, expenses and net investment income to average net assets would have been 0.98% and 0.27%, respectively.
(/4/)Had the expense payment arrangement not been in place the ratio of expenses and net investment income to average net assets for the years ended July 31, 1997 and 1996, would have been 0.84% and 0.76%, and 1.07% and 0.92% respectively.
*    Amount represents less than $0.005 per share.
**   Amount represent less than 0.005%.

                       See Notes to Financial Statements

Domini Social Equity Fund

Notes to Financial Statements

January 31, 2001 (unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES.

The Domini Social Equity Fund (the "Fund") is a series of the Domini Social Investment Trust (the "Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Fund invests substantially all of its assets in the Domini Social Index Portfolio (the "Portfolio"), an open-end, diversified management investment company having the same investment objectives as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 75.3% at January 31, 2001). The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund's significant accounting policies.

        (A) Valuation of Investments. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

        (B) Investment Income and Dividends to Shareholders. The Fund earns income daily, net of Portfolio expenses, on its investments in the Portfolio. Dividends to shareholders are usually declared and paid semiannually from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually.

        (C) Federal Taxes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

                          January 31, 2001 (unaudited)


        (D) Other. All net investment income and unrealized gains and losses of the Portfolio is allocated pro rata among the Fund and the other investors in the Portfolio.

2. TRANSACTIONS WITH AFFILIATES.

        (A) Manager. The Portfolio has retained Domini Social Investments LLC ("DSIL" or the "Manager") to serve as investment manager and administrator. The services provided by DSIL consist of investment supervisory services, overall operational support and administrative services, including the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, the Manager receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Portfolio's average daily net assets.

        (B) Submanager. State Street Bank and Trust Company, acting through its division, State Street Global Advisors ("SSgA"), provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with DSIL. SSgA does not determine the composition of the Domini 400 Social Index SM (the "Index"). Prior to January 1, 2001, these services were provided by Mellon Equity Associates.

        (C) Sponsor. Pursuant to a Sponsorship Agreement, DSIL provides the Fund with the administrative personnel and services necessary to operate the Fund. In addition to general administrative services and facilities for the Fund similar to those provided by DSIL to the Portfolio under the Management Agreement, DSIL answers questions from the general public and the media regarding the composition of the Index and the securities holdings of the Portfolio. For these services and facilities, DSIL receives fees accrued daily and paid monthly from the Fund at an annual rate equal to 0.50% of the average daily net assets of the Fund. DSIL has reduced its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (including the Fund's share of the Portfolio's expenses but excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) at no greater than 0.92% of the average daily net assets of the Fund for January 1, 2001 through January 31, 2001 and no greater than 0.95% of the average daily net assets of the Fund for the period December 1, 1999 through July 31, 2000. The waiver currently in effect is contractual and expires on November 30, 2001. For the six months ended January 31, 2001, DSIL waived fees totalling $689,381.

                          January 31, 2001 (unaudited)


        (D) Distribution. The Trustees of the Fund have adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of DSIL (the "Distributor"), acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. The Distributor acts as the principal underwriter of shares of the Fund and bears the compensation of personnel necessary to provide such services and all costs of travel, office expense (including rent and overhead) and equipment. Under the Distribution Plan, the Distributor may receive a fee from the Fund at an annual rate not to exceed 0.25% of the Fund's average daily net assets in anticipation of, or reimbursement for, costs and expenses incurred in connection with the sale of shares of the Fund.

3. INVESTMENT TRANSACTIONS.

Additions and reductions in the Fund's investment in the Portfolio aggregated $201,235,011 and $142,175,878, respectively.

Domini Social Bond Fund

Statement of Assets and Liabilities

January 31, 2001 (unaudited)

ASSETS:
  Investments at value (including repurchase agreements of $947,093)
    (cost $9,211,751)...............................................  $9,524,545
  Receivable for Shares Sold........................................      40,000
  Interest Receivable...............................................      78,789
                                                                      ----------
   Total assets.....................................................   9,643,334
                                                                      ----------
LIABILITIES
  Payable for Securities Purchased..................................     498,420
  Dividend Payable..................................................      36,813
  Accrued Expenses..................................................      34,761
                                                                      ----------
   Total liabilities................................................     569,994
                                                                      ----------
NET ASSETS                                                            $9,073,340
                                                                      ==========
NET ASSETS CONSIST OF:
  Paid-in capital...................................................   8,737,381
  Accumulated net realized loss from investments....................      23,165
  Net unrealized appreciation from investments......................     312,794
                                                                      ----------
                                                                      $9,073,340
                                                                      ==========
  Shares outstanding................................................     857,963
                                                                      ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE ($9,073,340 / 857,963)............................      $10.58
                                                                      ==========


                       See Notes to Financial Statements

Domini Social Bond Fund

Statement of Operations

Six Months Ended January 31, 2001 (unaudited)

INCOME:
  Interest income..................................................... $205,361
EXPENSES:
  Transfer Agent Fees.................................................   20,591
  Accounting and Custody..............................................   19,552
  Registration........................................................   17,050
  Professional Fees...................................................   10,308
  Management Fee (Note 2).............................................   12,461
  Printing............................................................    4,352
  Administrative Fee (Note 2).........................................    7,788
  Distribution Fees (Note 2)..........................................    7,788
  Trustee Fees........................................................      201
                                                                       --------
  Total Expenses......................................................  100,091
  Fees Waived and Expenses Reimbursed.................................  (70,544)
                                                                       --------
  Net Expenses........................................................   29,547
                                                                       --------
NET INVESTMENT INCOME.................................................  175,814
                                                                       --------
NET REALIZED AND UNREALIZED GAIN:
  Net realized gain on investments....................................   27,669
  Net change in unrealized appreciation on investments................  286,124
                                                                       --------
  Net realized and unrealized gain from investments...................  313,793
                                                                       ========
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS........................................... $489,607
                                                                       ========

                       See Notes to Financial Statements

Statement of Changes in Net Assets

                                                                 For the Period
                                                 For the six      June 1, 2000
                                                 months ended   (commencement of
                                               January 31, 2001  operations) to
                                                 (unaudited)     July 31, 2000
                                               ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
From Operations:
  Net investment income......................     $  175,814       $   31,759
  Net realized loss on investments...........         27,669           (4,494)
  Net unrealized gain on investments.........        286,124           26,670
                                                  ----------       ----------
   Net Increase in Net Assets Resulting from
     Operations..............................        489,607           53,935
                                                  ----------       ----------
Distributions and Dividends:
  Dividends to shareholders from net
    investment income........................       (175,824)         (31,759)
                                                  ----------       ----------
Capital Share Transactions:
  Proceeds from sale of shares...............      4,763,052        4,068,198
  Net asset value of shares issued in
    reinvestment of dividends................        148,973           31,263
  Payment for shares redeemed................       (263,198)         (10,907)
                                                  ----------       ----------
  Net increase in Net Assets from Capital
    Share Transactions.......................      4,648,827        4,088,554
                                                  ----------       ----------
   Total Increase in Net Assets..............      4,962,610        4,110,730
NET ASSETS:
  Beginning of period........................      4,110,730              --
                                                  ----------       ----------
  End of period .............................     $9,073,340       $4,110,730
                                                  ==========       ==========
OTHER INFORMATION
Share Transactions:
  Sold.......................................        460,560          408,067
  Issued in reinvestments of dividends.......         14,516            1,267
  Redeemed...................................        (25,366)          (1,083)
                                                  ----------       ----------
  Net increase...............................        449,710          408,251
                                                  ==========       ==========

                       See Notes to Financial Statements

Domini Social Bond Fund

Financial Highlights

                                          For the six
                                          months ended
                                        January 31, 2001  For the Period June 1,
                                          (unaudited)     2000* to July 31, 2000
                                        ----------------  ----------------------
For a share outstanding for the
  Period:
Net asset value, beginning of period..       $10.07               $10.00
                                             ------               ------
Income (loss) from investment
  operations:
  Net investment income...............         0.29                 0.09
  Net realized and unrealized gain
    (loss) on investments.............         0.51                 0.07
                                             ------               ------
Total income (loss) from investment
  operations..........................         0.80                 0.16
                                             ------               ------
Less dividends to shareholders from
  net investment income...............        (0.29)               (0.09)
                                             ------               ------
Net asset value, end of period........       $10.58               $10.07
                                             ======               ======
Total return..........................        15.55%**              9.51%**
Portfolio turnover (annualized).......           32%                  18%
Ratios/supplemental data:
  Net assets, end of year (000's).....       $9,073               $4,111
  Ratios of net investment income to
    average net assets (annualized)...         5.64%(2)**           5.67%(1)**
  Ratios of expenses to average net
    assets (annualized)...............         0.95%(2)**           0.93%(1)**

-----------
*Commencement of operations
(1) Reflects a waiver of fees and expenses paid by the Manager due to contrac-tual fee waiver in effect. Had the Manager not waived their fees and reim-bursed expenses, the ratio of net investment income to average net assets and expenses to average net assets would have been (0.18%) and 6.78%, re-spectively.
(2) Reflects a waiver of fees and reimbursement of expenses by the Manager due to a contractual waiver. Had the Manager not waived its fees and reimbursed expenses, the ratio of net investment income and expenses to average net assets would have been 3.38% and 3.21%, respectively, for the six months ended January 31, 2001.
** Annualized

                       See Notes to Financial Statements

Domini Social Bond Fund

Notes to Financial Statements

January 31, 2001 (unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES.

Domini Social Bond Fund (the "Fund") is a series of the Domini Social Investment Trust (the "Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company.

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund's significant accounting policies.

        (A) Valuation of Investments. Bonds and other fixed income securities (other than obligations with maturities of 60 days or less) are valued on the basis of valuations furnished by an independent pricing service, use of which has been approved by the Board of Trustees of the Fund. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Fund.

Securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund's Board of Trustees.

        (B) Investment Income and Dividends to Shareholders. Dividends to shareholders are usually declared daily and paid monthly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually.

                          January 31, 2001 (unaudited)


        (C) Federal Taxes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary

2. TRANSACTIONS WITH AFFILIATES.

        (A) Manager. The Fund has retained Domini Social Investments LLC ("DSIL" or the "Manager") to serve as investment manager and administrator. The services provided by DSIL consist of investment supervisory services, overall operational support and administrative services, including the provision of general office facilities and supervising the overall administration of the Fund. For its services under the Management Agreement, the Manager receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.40% of the Fund's average daily net assets. For the period from November 30, 2000 through November 30, 2001, DSIL is waiving its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses) at no greater than 0.95% of the average daily net assets of the Fund. For the six months ended January 31, 2001, DSIL waived fees and reimbursed expenses totalling $62,756.

        (B) Submanager. ShoreBank (formerly South Shore Bank) provides investment submanagement services to the Fund on a day-to-day basis pursuant to a Submanagement Agreement with DSIL.

        (C) Administrator. Pursuant to an Administration Agreement, DSIL provides oversight, administrative and management services. DSIL provides the Fund with general office facilities and supervises the overall administration, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Fund; the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements and tax returns; preparing agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; maintaining telephone coverage to respond to shareholder inquiries; answering questions from the general public, the media and investors in the Fund regarding the securities holdings of the Fund, limits on investment and the Fund's proxy voting philosophy and shareholder activism

                          January 31, 2001 (unaudited)

philosophy; and arranging for the maintenance of books and records of the Fund. For its services under the Administration Agreement, DSIL receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.25% of the Fund's average daily net assets. For the period from November 30, 2000 through November 30, 2001, DSIL is waiving its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses) at no greater than 0.95% of the average daily net assets of the Fund. For the six months ended January 31, 2001, 2000, DSIL waived fees totalling $7,788.

        (D) Distribution. The Trustees of the Fund have adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. DSIL Investment Services, LLC, a wholly owned subsidiary of DSIL (the "Distributor"), acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. The Distributor acts as the principal underwriter of shares of the Fund and bears the compensation of personnel necessary to provide such services and all costs of travel, office expense (including rent and overhead) and equipment. Under the Distribution Plan, the Distributor may receive a fee from the Fund at an annual rate not to exceed 0.25% of the Fund's average daily net assets in anticipation of, or reimbursement for, costs and expenses incurred in connection with the sale of shares of the Fund.

3. INVESTMENT TRANSACTIONS.

Cost of purchases and proceeds from sales of investments, other than U.S. Government securities and short-term obligations, for the six months ended January 31, 2001 aggregated $6,311,780 and $1,989,939, respectively.

Domini Social Investments LLC

P.O. Box 60494
King of Prussia, PA 19406-0494
800-762-6814
www.domini.com

Portfolio Investment Manager                Portfolio Investment Submanager:
and Fund Sponsor:
                                            State Street Global Advisors
Domini Social Investments LLC               Boston, MA
536 Broadway, 7th Floor
New York, NY 10012
                                            Legal Counsel:
Custodian:
                                            Bingham Dana LLP
Investors Bank &                            Boston, MA
Trust Company
Boston, MA
                                            Transfer Agent:
Distributor:
                                            PFPC Global Fund Services
DSIL Investment Services LLC                King of Prussia, PA
536 Broadway, 7th Floor
New York, NY 10012
800-762-6814

[LOGO OF DOMINI]
                                                                 ------------
P.O. Box 60494                                                     PRST STD
King of Prussia, PA 19406-0494                                   U.S. POSTAGE
                                                                     PAID
800-762-6814                                                        DOMINI
www.domini.com                                                   ------------






Domini Social Equity Fund/SM/
CUSIP# 257132100

Domini Social Bond Fund/SM/
CUSIP# 257132209


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